                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement      [_] Confidential, For Use by the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                            The Capitol Mutual Funds
                             d/b/a Nations Reserves
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:  N/A
                                                                     ---
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(2) Aggregate number of securities to which transaction applies:  N/A
                                                                  ---
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                                              ---
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(4) Proposed maximum aggregate value of transaction:  N/A
                                                      ---
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(5) Total fee paid:  N/A
                     ---
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(2) Form, Schedule or Registration Statement No.:  N/A
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(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

                                 [LOGO] 2002 Shareholder Proxy
                                        Your Investment . Your Right . Your Vote



                                                       Questions and answers for
                                                      Nations Funds shareholders



                                                            [LOGO] Nations Funds

Your vote matters

It's your right -- and your responsibility as a shareholder

Nations Funds is asking shareholders to vote on the 2002 proxy. You, along with more than one million other account owners, representing over $125 billion in assets as of December 31, 2001, are receiving proxy packages.

The Nations Funds 2002 proxy is an important initiative that can only succeed with your participation. Please fulfill your responsibility to your fellow shareholders by exercising your right to vote.

Questions and answers about your proxy vote:
--------------------------------------------------------------------------------

1.  Who is asking for my vote?
    The Boards of Directors/Trustees of the Nations Funds family are asking for your vote on proposals that will be decided on at the funds' shareholder meetings on March 27, 2002. Approval of these proposals requires a shareholder vote.

2. Do the Boards of Directors/Trustees recommend that I vote a certain way? The Boards of Directors/Trustees unanimously recommend that you vote FOR all of the proposals, which they believe are in the best interests of the funds and the funds' shareholders.

3.  Who is eligible to vote?
    Any shareholder of record as of December 27, 2001 is eligible to vote at the shareholder meetings, or at any adjournment of the meetings. For each proposal that affects your fund(s), you have the right to cast one vote for each share you own.

4.  What am I voting on?
    Each fund's proxy will contain different proposals. In general, the proposals are designed to streamline the funds' operations by taking advantage of enhanced processes and/or economies of scale. For details about the specific issues related to the enclosed proxy, please refer to the back page of this document.

5. If I own shares of more than one fund, will I receive a proxy card for each fund?
    Yes, you will receive a proxy card for each fund you own. If you own more than one fund, Nations Funds, to the extent possible, has tried to send all of your proxies in one package to help minimize mailing costs. Because of staggered mailing schedules, however, you may receive more than one package. In any event, it's vital that you vote every proxy card you receive.

6.  How do I vote?
    For your convenience, you have three choices, as explained in the enclosed proxy materials. You can vote:
    . On the Internet
    . By making a toll-free telephone call
    . By completing and signing your proxy card and mailing it back in the postage-paid envelope provided

    Complete voting instructions are included in this package. You may also attend the shareholder meetings in person.

--------------------------------------------------------------------------------

7.   How will votes be recorded?
     If you vote online or by phone, your votes will be confirmed and posted immediately. If you return your proxy card by mail, your votes will be recorded as specified for each proposal, as long as your votes are received before the fund's shareholder meeting. Please note: If you sign and date the proxy card without indicating your vote, your shares will be voted FOR all of the proposals.

8.   What happens if I don't vote?
     It's vital that you do vote. If there aren't enough votes to conduct a shareholder meeting for a fund, the meeting will have to be adjourned to a later date, and shareholders who failed to vote the first time will need to be solicited again. This process may have to be repeated if not enough votes are received the second time around (i.e., it's possible for a fund to adjourn its meeting more than once, a costly undertaking). Remember, proxy mailings are generally a fund expense, and so are follow-up mailings and solicitations. By voting -- and voting promptly -- you may help keep your fund's expenses down.

9.   How can I find out more about the funds?
     If you would like copies of any Nations Funds mutual fund prospectus, annual or semiannual report, simply contact your investment professional or call toll free 1.800.653.9427. You may also visit Nations Funds online at www.nations-funds.com.

10. Is there a phone number I can call if I have questions about the proxy? You may call Nations Funds toll free at 1.800.653.9427.



   Your vote counts! Please join your fellow shareholders in voting your proxies now. Thank you for your business and continued support.

Proxy overview


The proposal you are voting on:

Approval of "shell" reorganizations

This proposal affects the following 24 funds:
 .   Nations Bond Fund
 .   Nations California Municipal Bond Fund
 .   Nations California Tax-Exempt Reserves
 .   Nations Cash Reserves
 .   Nations Emerging Markets Fund
 .   Nations Florida Intermediate Municipal Bond Fund
 .   Nations Florida Municipal Bond Fund
 .   Nations Government Reserves
 .   Nations Intermediate Municipal Bond Fund
 .   Nations LargeCap Index Fund
 .   Nations Managed Index Fund
 .   Nations MidCap Growth Fund
 .   Nations Money Market Reserves
 .   Nations Municipal Income Fund
 .   Nations Municipal Reserves
 .   Nations Short-Intermediate Government Fund
 .   Nations Short-Term Income Fund
 .   Nations Short-Term Municipal Income Fund
 .   Nations Small Company Fund
 .   Nations SmallCap Index Fund
 .   Nations Strategic Income Fund
 .   Nations Tax Exempt Fund
 .   Nations Treasury Reserves
 .   Nations Value Fund

To reorganize and establish Nations Funds mutual funds as a Delaware business trust
A company's or business trust's charter document describes how its funds conduct business and how they are governed. Currently, most Nations Funds mutual funds are registered either as a Massachusetts business trust or as a Maryland corporation. By reorganizing the funds under a Delaware business trust structure, the funds generally should be able to provide greater flexibility and efficiency in certain corporate and organizational matters. These efficiencies include, but are not limited to, potential savings in accounting, legal, filing and registration costs.


How are shareholders affected by this proposal?

Potential for long-term efficiencies
Although there is little or no immediate, direct impact on Nations Funds shareholders, the goal of the initiative is to gain more flexibility in fund operations and potentially achieve additional economies of scale and other benefits that come with greater asset size.

No disruption to existing investment choices or service levels
Most of the changes resulting from the proxy vote will be transparent to shareholders. Registration as a Delaware business trust will not alter the current investment alternatives available to investors, because the investment objectives and strategies of the funds being combined are substantially the same or identical. Furthermore, total fund expenses, fund managers and service providers will also remain the same.



Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.

PROXYQA3
211911 (01/02)

Voting instructions
Three easy ways to cast your vote

Now that you've read through the proxy materials, it's time to vote. For speed and convenience, we're offering a choice of three voting methods: Internet, phone or mail. Votes cast online or by telephone are confirmed and tallied immediately, and there's no need to mail back your proxy card(s).

[LOGO] 2002 Shareholder Proxy
       Your Investment . Your Right . Your Vote

On the Internet

 1. Go to www.proxyvote.com.
 2. Enter the 12-digit control number that appears on your proxy card.
 3. Follow the instructions on the Web site to complete your vote.

By phone

 1. Call the toll-free number shown on your proxy ballot.
 2. Enter the 12-digit control number that appears on your proxy card.
 3. Follow the recorded instructions.

By mail

 1. Complete and sign the proxy card.
 2. Mail it in the postage-paid return envelope provided.

Remember, your vote is important. Please vote now.

It's your investment -- and your right.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.


[LOGO] Nations Funds

VOTECARD_BEN
211912 (01/02)

                              NATIONS FUND TRUST
                              NATIONS FUND, INC.
                               NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

                               January 14, 2002

Dear Shareholder:

   We are pleased to invite you to special meetings of shareholders of Nations Bond Fund, Nations California Municipal Bond Fund, Nations California Tax-Exempt Reserves, Nations Cash Reserves, Nations Emerging Markets Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Government Reserves, Nations Intermediate Municipal Bond Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations MidCap Growth Fund, Nations Money Market Reserves, Nations Municipal Income Fund, Nations Municipal Reserves, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Short-Term Municipal Income Fund, Nations SmallCap Index Fund, Nations Small Company Fund, Nations Strategic Income Fund, Nations Tax Exempt Fund, Nations Treasury Reserves and Nations Value Fund (the "Funds"). The meetings will be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings"). At the Meetings, you will be asked to approve the reorganization (the "Reorganization") of your Fund into a successor mutual fund (a "Successor Fund") in Nations Funds Trust, another registered investment company within the Nations Funds family.

   Other than Nations Tax Exempt Fund, each Successor Fund will have the same name, investment objective, principal investment strategies and investment risks as those of your current Fund and the Reorganization will not result in any change to the total operating expense ratios that currently apply to your Fund (both before and after waivers and expense reimbursements).

   For Nations Tax Exempt Fund shareholders, the name of your Successor Fund will be changed to Nations Tax-Exempt Reserves. It will have the same investment objective, principal investment strategies and investment risks as Nations Tax Exempt Fund, and the Reorganization will not result in any change to the total operating expense ratios that currently apply to your Fund (after waivers and expense reimbursements).

   The Reorganization will not cause a change to the investment adviser and sub-adviser who manage your Fund. In addition, the features and services that are available to you today as a shareholder will continue to be available to you as a Successor Fund shareholder after the Reorganization.

   THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

   The Reorganization offers several potential benefits. First, the Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. As part of the broader initiative, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Streamlining the Nations Funds family in this fashion may lead to additional cost savings by reducing accounting, legal and securities registration costs.

   Also, the Successor Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than a Massachusetts business trust (like Nations Fund Trust or Nations

Reserves) or a Maryland corporation (like Nations Fund, Inc.). Finally, each Successor Fund will have more flexibility in its investment policies than your current Fund, including policies that permit it to adopt a "master-feeder" structure. A master-feeder structure, if adopted in the future (for those Funds that haven't already adopted this structure), would allow a Successor Fund to access other distribution channels that might not otherwise be available, thereby potentially achieving additional economies of scale and other benefits that come from greater asset size.

   If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that each Fund will be reorganized into its corresponding Successor Fund on or about May 10, 2002 (except Nations California Municipal Bond Fund, Nations Small Company Fund and Nations Value Fund, which are expected to be Reorganized on or about May 17,
2002) when Fund shares will be exchanged for shares of a designated class of shares of the corresponding Successor Fund of equal dollar value. The exchange of shares in the Reorganization is expected to be tax-free under federal income tax law. Shareholders (except those of Nations Bond Fund, Nations MidCap Growth Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund and Nations Value Fund) are not expected to bear any of the customary expenses of the Reorganization, because of existing expense arrangements.

   The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot(s) are enclosed. The Reorganization and the reasons for the unanimous recommendation of the Boards are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

   We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.

                                          Sincerely,

                                          A. MAX WALKER
                                          President and Chairman of the Boards
                                          of Nations Fund Trust, Nations Fund,
                                          Inc. and Nations Reserves

   YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.


  Two Quick And Easy Ways To Submit Your Proxy

  As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy
  Statement ("Proxy Statement") select one of the following quick and easy methods to submit your proxy--
  accurately and quickly.

  Vote On-Line                                      Vote By Toll-Free Phone Call
 1. Read the enclosed Proxy Statement and have your 1. Read the enclosed Proxy Statement and have your
    Proxy Ballot(s)* at hand.                          Proxy Ballot(s)* at hand.
 2. Go to Web site www. proxyvote.com               2. Call the toll-free number on your Proxy Ballot(s).
 3. Enter the 12-digit Control Number found on your 3. Enter the 12-digit Control Number found on your
    Proxy Ballot(s).                                   Proxy Ballot(s).
 4. Submit your proxy using the easy-to-follow      4. Submit your proxy using the easy-to-follow
    instructions.                                      instructions.

 *Do not mail the Proxy Ballot(s) if submitting your proxy by Internet or telephone.

                              NATIONS FUND TRUST
                              NATIONS FUND, INC.
                               NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         To Be Held on March 27, 2002

Shareholders:

   PLEASE TAKE NOTE THAT special meetings of shareholders of Nations Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations MidCap Growth Fund, Nations Municipal Income Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Short-Term Municipal Income Fund, Nations SmallCap Index Fund, Nations Strategic Income Fund, Nations Tax Exempt Fund and Nations Value Fund of Nations Fund Trust; Nations California Municipal Bond Fund, Nations California Tax-Exempt Reserves, Nations Cash Reserves, Nations Emerging Markets Fund, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves and Nations Treasury Reserves of Nations Reserves; and Nations Small Company Fund of Nations Fund, Inc. (the "Funds") will be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

   Item 1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your Fund into a corresponding successor fund.

   Item 2. Such other business as may properly come before the meetings or any adjournment(s).

   THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

   Shareholders of record as of the close of business on December 27, 2001 are entitled to notice of, and to vote at, the meetings or any adjournment(s) thereof.

   SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND BY THE BOARD OF DIRECTORS OF NATIONS FUND, INC. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON THEIR PROXY BALLOT(S); OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

                                          By Order of the Boards of Directors
                                            and Trustees,

                                          RICHARD H. BLANK, JR.
                                          Secretary of Nations Fund Trust,
                                          Nations Fund, Inc. and Nations
                                          Reserves

January 14, 2002

                                PROXY STATEMENT
                            Dated January 14, 2002

                              NATIONS FUND TRUST
                              NATIONS FUND, INC.
                               NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

   For ease of reading, certain terms or names that are used in this Proxy Statement have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy Statement in Appendix A. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy Statement.

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of the Trust, the Company and Reserves at the Meetings of the Funds. The Meetings have been called to consider the following proposal:

    . A proposed Reorganization Agreement dated as of January 1, 2002 that provides for the reorganization of your Fund into a corresponding Successor Fund.

   Each Successor Fund is referred to as a "successor" because each was created to receive the assets and liabilities and to continue the operations of its corresponding Fund. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in a Successor Fund will be considered substantially the same as an investment in its corresponding Fund.

   Additional information about the Funds is available in their prospectuses, statements of additional information (or SAIs) and annual and semi-annual reports to shareholders. All of this information is in documents filed with the SEC. The Funds' annual reports to shareholders for the fiscal year ended March 31, 2001 and semi-annual reports to shareholders for the fiscal period ended September 30, 2001 previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by writing the address given above or by calling (800) 653-9427. These documents also are available on the SEC website at www.sec.gov.

   Shareholders may, after the Reorganization, obtain copies of the prospectuses and SAIs relating to the Successor Funds without charge by calling
(800) 653-9427 or by writing Nations Funds at the address set forth above.

   It is expected that this Proxy Statement will be mailed to shareholders on or about January 14, 2002.

                              THE REORGANIZATION

   The Boards have called the Meetings to ask shareholders to consider and vote on one proposal--approval of the Reorganization Agreements. Please be sure to read the entire Proxy Statement to determine how the Reorganization would affect your investment before casting your vote. There are certain aspects of the Reorganization of Tax Exempt Fund that differ from the Reorganization of the other Funds. Tax Exempt Fund shareholders should read the important note below.

Description of the Proposal

   At the Meetings, the shareholders of each of the Funds will be asked to approve the Reorganization. If shareholder approval is obtained, and the other conditions to the Closing are met, shareholders will receive shares of a designated class of the corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be liquidated and, if shareholders of all Funds approve the Reorganization of their Funds (and shareholders of all other funds of the Trust, the Company and Reserves also approve separate reorganizations of their funds), the Trust, the Company and Reserves will be de-registered under the 1940 Act and dissolved under state law.

   Except for Tax Exempt Fund, each Successor Fund will have the same name, investment objective, investment adviser, investment sub-adviser, principal investment strategies and investment risks as its corresponding Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes of shares, except for Tax Exempt Fund (which is discussed in the note below). Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Funds differ in some respects from the Funds, and these differences are described in more detail below.



               Special Note for Tax Exempt Fund Shareholders Only

The Reorganization of Tax Exempt Fund differs from the Reorganization of the other Funds primarily in three ways: 1) the name of Tax Exempt Fund will change to Nations Tax-Exempt Reserves. This name change will not result in a change to the Fund's investment objective, principal investment strategies or investment risks. Nor will this name change result in any change to the Fund's investment adviser or sub- adviser or other service providers after the Reorganization; 2) the class of shares into which Tax Exempt Fund shareholders will be reorganized will be different; and 3) a limited number of Fund policies and shareholder services will be different.

For more information about the Reorganization of Tax Exempt Fund, see "Comparison of Tax Exempt Fund and its Successor Fund" and Appendix B to this Proxy Statement.


Description of the Reorganization Agreements

   The Reorganization Agreements are the governing documents of the Reorganization. Among other things, each Reorganization Agreement provides for:
(i) the transfer of all of the assets and liabilities of a Fund to its corresponding Successor Fund in exchange for shares of equal value of the designated classes of the Successor Fund; and (ii) the distribution of Successor Fund shares to Fund shareholders in liquidation of their Fund. Each Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction and includes a number of conditions to the completion of the Reorganization, such as the requirement that a good standing certificate be obtained by each party and that no regulatory barriers have been issued by the SEC. The completion of the Reorganization also is conditioned upon the Trust, the Company, Reserves and Nations Funds Trust, as applicable, receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law.

   Each Reorganization Agreement provides that the Reorganization may be abandoned at any time before Closing by any party to a Reorganization Agreement if any condition is not satisfied or otherwise by mutual consent of the parties. At any time before or (to the extent permitted by law) after approval of a Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Board of the Trust, the Company, Reserves or Nations Funds Trust, as applicable, and with or without the approval of shareholders, amend any of the provisions of the respective Reorganization Agreement; and (ii) either party may waive any default by the other party for the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the respective Board with or without the approval of shareholders). Additionally, each Reorganization Agreement provides that the Reorganization of one Fund is not conditioned upon the Reorganization of any other Fund.

   Upon completion of the Reorganization, all outstanding shares of each Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Successor Fund. Each Reorganization Agreement provides that a Fund will only bear the expenses of the Reorganization to the extent that the Fund's total operating expenses have not exceeded certain total operating expense "caps" that have been put in place. Because of these total operating expense caps, it is expected that only some of the Funds, including Bond Fund, MidCap Growth Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Strategic Income Fund and Value Fund, will bear the customary expenses associated with the Reorganization of their Funds, including proxy solicitation costs. Because these Funds do not have caps, Bond Fund shareholders are expected to pay approximately $85,000; MidCap Growth Fund shareholders are expected to pay approximately $99,000; Short-Intermediate Government Fund shareholders are expected to pay approximately $96,000; Short-Term Income Fund shareholders are expected to pay approximately $83,000; Strategic Income Fund shareholders are expected to pay approximately $94,000; and Value Fund shareholders are expected to pay approximately $113,000, in customary expenses associated with the Reorganization.

   A copy of each Reorganization Agreement is available at no charge by calling
(800) 653-9427 or writing Nations Funds at the address listed on the first page of the Proxy Statement. Copies of any Reorganization Agreement are also available at the SEC's website (www.sec.gov).

Reasons for the Reorganization and Other Considerations

    . The Nations Funds Family Reorganization. The Reorganization is the final phase of a broader initiative begun two years ago to streamline the operations of the Nations Funds Family. A primary goal of the initiative is to reduce the number of registered investment companies in the Nations Funds Family without necessarily impacting investment alternatives. This final phase would reorganize all of the remaining Funds of the Trust, the Company and Reserves into series of Nations Funds Trust. Management and the Boards believe that operating fewer registered investment companies offers potential efficiencies and benefits to shareholders over the long-term. These efficiencies and benefits include potential cost savings from the reduction of accounting, legal, filing and securities registration costs. If shareholders of the Funds approve the Reorganization (and shareholders of all of the other funds of the Trust, the Company and Reserves approve similar reorganizations), management will de-register and dissolve the Trust, the Company and Reserves.

       The Successor Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than a Maryland corporation (like the Company) or Massachusetts business trusts (like the Trust and Reserves). Also, as part of Nations Funds Trust, the Successor Funds will be governed under a more flexible charter document which can be amended by Nations Funds Trust's Board without the necessity of soliciting shareholders, thereby saving costs relating to proxy solicitations on certain routine matters.

       Specifically, the Successor Funds will have greater flexibility in their investment policies, including policies that, for example, will permit them to:

       . adopt a "master-feeder" structure. A master-feeder structure will only be adopted if the Board approves the change as being in the best interests of a Successor Fund and its shareholders. In evaluating this change, the Board will consider both the potential benefits and disadvantages of this type of structure. One potential advantage is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing and administering a larger combined pool of assets. Converting to a master portfolio can provide access to other distribution channels--such as private investment companies or offshore fund investors--that would not otherwise be available to stand-alone mutual funds. One potential disadvantage is that if there are other feeders in the master portfolio, a Successor Fund's voting impact on the master portfolio could be diminished. Additionally, if the Successor Fund were to withdraw its investment from the master portfolio, the withdrawal could result in a distribution in kind of portfolio securities (as opposed to a distribution of cash) by the master portfolio to the Successor

          Fund. That distribution could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Successor Fund's investment portfolio. In addition, if securities were distributed, the Successor Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges if it converted the securities to cash.

       . participate in interfund lending among the Nations Funds Family. Management expects to file an exemptive application with the SEC that would permit funds in the Nations Funds Family to lend to and borrow money from each other for temporary purposes. At any particular time, the Funds may need to borrow money for temporary purposes to satisfy redemption requests, to cover unanticipated cash shortfalls such as a trade "fail" in which cash payment for a security sold by a Fund has been delayed, or for other temporary purposes. The Funds currently have a line of credit with their custodian, which is designed to cover these borrowing needs. The interfund lending arrangements are expected to reduce the Successor Funds' potential borrowing costs and provide the lending Successor Funds with the ability to earn interest on short-term lendings to other Nations Funds.

  Certain of the Funds' fundamental investment policies currently prohibit the Funds from participating in the proposed interfund lending arrangements. The Successor Funds, however, have adopted fundamental investment policies that will allow them to take advantage of these arrangements, assuming that the SEC issues an exemptive order.

Board Consideration

   The Boards of the Trust, the Company and Reserves unanimously voted to approve the Reorganization Agreements at special meetings held on October 10, 2001. During deliberations, the Boards (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds Family; (2) the various aspects of the Reorganization and the Reorganization Agreements, including the fact that the Successor Funds will be part of a Delaware business trust that will allow the Successor Funds to be operated with greater flexibility; (3) that total operating expense ratios (before and after waivers and/or reimbursements) that would be charged to each Successor Fund class after the Reorganization would be no higher than that of the corresponding Fund class prior to the Reorganization, except for Tax Exempt Fund; (4) that for Tax Exempt Fund shareholders, Successor Fund total operating expense ratios (before waivers and/or reimbursements) would be higher and total operating expense ratios (after waivers and/or reimbursements) would be no higher after the Reorganization; (5) that the investment objectives, principal investment strategies and investment risks of the Funds and their corresponding Successor Funds are identical; (6) that, except for Tax Exempt Fund, shareholders will experience no change in shareholder services; (7) that the Successor Funds as part of Nations Funds Trust will have greater flexibility in their investment policies and will be governed under a more flexible charter document which could be amended by the Board of Nations Funds Trust without the necessity of soliciting shareholders, thereby potentially saving future costs relating to proxy solicitations on certain routine matters; (8) the anticipated tax-free nature of the exchange of shares in the Reorganization; (9) that, to the extent the Funds and their shareholders will bear the customary expenses of the Reorganization, the Boards considered that such costs were justified by the potential benefits of the Reorganization. In this regard, the Boards also considered that BA Advisors and other service providers currently waive fees and/or reimburse expenses for many of the Funds; and (10) potential benefits of the Reorganization, if any, to other persons, including BA Advisors and its affiliates (e.g., the benefit of consolidating resources within BA Advisors and its affiliates).

   Based upon their evaluation of the information presented to them, and in light of the fiduciary duties under federal and state law, the Boards of the Trust, the Company and Reserves including all of the non-interested Directors/Trustees, determined that participation in the Reorganization, as contemplated by the respective Reorganization Agreements, was in the best interests of each Fund, and that the shares of each Fund will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Nations Funds Trust, including all of the non-interested Trustees, also evaluated the Reorganization and based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined that participation in the Reorganization, as contemplated by each Reorganization Agreement, was in the best interests of the Successor Funds and that the shares of the Successor Funds will not be diluted as a result of the Reorganization.

 THE BOARDS OF THE TRUST, THE COMPANY AND RESERVES UNANIMOUSLY RECOMMEND THAT
       FUND SHAREHOLDERS VOTE TO APPROVE THEIR REORGANIZATION AGREEMENT.

Comparison of the Funds and Successor Funds

   As noted above, there are some differences between the Funds and their corresponding Successor Funds, which are summarized below:

    . After the Reorganization, Fund shareholders will hold shares in series of Nations Funds Trust, a registered investment company in the Nations Funds Family. Unlike the Trust and Reserves, which are Massachusetts business trusts, and the Company, which is a Maryland corporation, Nations Funds Trust is a Delaware business trust.

    . The Funds and the Successor Funds will have somewhat different fundamental investment policies. As part of Nations Funds Trust, the Successor Funds will have greater flexibility in their investment policies.

   There are additional differences between Tax Exempt Fund and its Successor Fund, Tax-Exempt Reserves. For a discussion of these differences see "Comparison of Tax Exempt Fund and its Successor Fund" and also Appendix B.

Comparison of Forms of Business Organization

   Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow. All of the Funds, except Small Company Fund, are series of a Massachusetts business trust. Small Company Fund is a series of a Maryland corporation. The Successor Funds are series of a Delaware business trust. While the differences among these forms of organization are not extensive, one advantage of a Delaware business trust is its potential for greater flexibility. Generally, under Delaware business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Delaware generally have more flexibility in their operations and greater certainty about any operational restrictions than mutual funds organized elsewhere.

   The following discussion outlines some of the differences between the Trust and Reserves (which are Massachusetts business trusts), the Company (which is a Maryland corporation) and Nations Funds Trust (which is a Delaware business trust).

    . The Board of Trustees. The Board of Nations Funds Trust has eleven Trustees, ten of whom currently serve as Board members of the Trust, the Company and Reserves, with the eleventh currently serving in an advisory capacity to the Boards of the Trust, the Company and Reserves.

    . Governing Law. Unlike Maryland corporate law and Massachusetts business trust law, the Delaware Business Trust Act has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument (discussed below) of a Delaware business trust. For example, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series. Maryland law also allows this. However, although remote, this is a potential risk that a series of a Massachusetts business trust may be liable for the debts of another series.

       In addition, Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Business Trust Act, are among the nation's most highly respected and have particular expertise in corporate matters. Accordingly, there is a well-established body of precedent, which may be relevant in deciding issues pertaining to a Delaware business trust, which is not the case in Maryland or Massachusetts.

    . Governing Documents. Maryland corporations are typically governed by organizational documents called articles of incorporation and by-laws. Massachusetts business trusts and Delaware business trusts are governed by similar sets of documents, typically called declarations of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, a majority of all outstanding shares of the Company generally must approve its dissolution. In contrast, the Declaration of Trust of Nations Funds Trust generally provides that Nations Funds Trust, or any series of Nations Funds Trust, may be dissolved at any time by the Board of Nations Funds Trust upon written notice to shareholders. In addition, Nations Funds Trust's Declaration of Trust, as permitted by Delaware law, provides that shareholders of series of Nations Funds Trust will be entitled to vote on mergers, acquisitions and consolidations involving such series, only to the extent required by federal securities law. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Successor Funds may save costs by not having to schedule special shareholder meetings and solicit shareholder proxies. Although shareholders of a Successor Fund of Nations Funds Trust may no longer have certain voting rights, it is anticipated that the Successor Funds will benefit from a reduction in expenses associated with potential proxy solicitations on these matters.

       In general, the attributes of a share of beneficial interest in the case of a Massachusetts business trust and those of a share of common stock in the sale of a Maryland corporation are comparable to those of a share of beneficial interest of a Delaware business trust, such as Nations Funds Trust, i.e., shares are entitled to one vote per share held and fractional votes for fractional shares held.

    . Shareholder Liability. Under Maryland law, shareholders are not personally liable for the debts of a Fund. Under Massachusetts law, shareholders may, in certain circumstances, be held personally liable for the debts and obligations of a Massachusetts business trust. Under Delaware law, shareholders of a Delaware business trust like Nations Funds Trust are not personally liable for the debts and obligations of such trust.

Comparison of Investment Policies and Restrictions

   The Successor Funds also will have a more streamlined set of fundamental investment policies than the Funds. Some of the Funds' current fundamental investment policies may limit their portfolio management team(s) from investing in a security or engaging in investment techniques even though consistent with a Fund's investment objective and believed to be a good investment. One reason for the Reorganization is to remove these restrictions that unnecessarily hamper the portfolio management team's investment discretion. Some of these restrictions were originally put in place by the Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives and are, accordingly, no longer necessary.

   In addition, as discussed above, the Funds currently have fundamental investment policies that prohibit them from participating in interfund lending arrangements. The Successor Funds, however, have fundamental investment policies that will permit them to take part in these arrangements.

   Another reason for the Reorganization is management's desire to have uniform investment policies for all funds in the Nations Funds Family. Uniform policies should lead to efficiencies in administering the Funds' activities, including ensuring compliance with law and internal procedures.

   The Funds and Successor Funds have identical non-fundamental investment policies.

   For a detailed comparison of the fundamental investment policies of the Funds and the Successor Funds, see Appendix C to this Proxy Statement.

Comparison of Advisory and Other Service Arrangements and Fees

   With the exception of Tax Exempt Fund, the Funds and the Successor Funds have the same service providers and the same fee arrangements. Immediately after the Reorganization, these service providers are expected to continue to serve the Successor Funds in the capacities indicated below and the fee arrangements with them will remain unchanged.

Service Providers for the Funds and the Successor Funds
-------------------------------------------------------
Investment Adviser..... BA Advisors
Investment Sub-Adviser. BACAP; Gartmore (for Emerging Markets Fund)
Distributor............ Stephens Inc.
Co-Administrator....... BA Advisors
Co-Administrator....... Stephens Inc.
Sub-Administrator...... The Bank of New York
Custodian.............. The Bank of New York
Transfer Agent......... PFPC Inc.
Sub-Transfer Agent..... Bank of America (for Primary A shares only)
Independent Accountants PricewaterhouseCoopers LLP

   BA Advisors and the Successor Funds are seeking an exemptive order from the SEC that would permit BA Advisors to engage a different or additional sub-adviser for a Successor Fund, to continue the engagement of a sub-adviser who has experienced a change in its ownership or corporate structure or under an agreement that has materially changed, with the approval of the Board of Nations Funds Trust, but without submitting the sub-advisory change to a vote of the Successor Fund's shareholders, under certain circumstances. If this exemptive order is granted and the Reorganization is approved, BA Advisors or the Successor Funds will inform shareholders of any such sub-advisory change, which may include: (i) engaging new or additional sub-advisers, (ii) terminating or replacing one or more sub-advisers, or (iii) materially amending an existing sub-advisory agreement. Unless and until this exemptive order is granted and the proposed Reorganization is approved, consistent with applicable law, the Funds and Successor Funds will continue to submit any sub-advisory change to shareholders for approval.

Comparison of Fees and Expenses

   The Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or expense reimbursements) of the various classes, except for Tax Exempt Fund. The changes to the expense ratios of Tax Exempt Fund are discussed in Appendix B.

Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services

   After the Reorganization, Fund shareholders will hold shares of the same class of the Successor Fund that they held in each Fund, except for Tax Exempt Fund (whose Reorganization is discussed below). For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the corresponding Successor Fund. Accordingly, all of the purchase, redemption, distribution and exchange policies as well as other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. No sales charges or sales loads will be imposed in connection with the exchange of shares in the Reorganization.

Comparison of Tax Exempt Fund and its Successor Fund

   As noted above, the Reorganization of the Tax Exempt Fund differs from the Reorganization of the other Funds primarily in three ways: 1) the name of the Tax Exempt Fund will change to Tax-Exempt Reserves. This name change will not result in a change to the Fund's investment objective, principal investment strategies or investment risks. Nor will this change result in any change to the Fund's investment adviser or sub-adviser or other service providers after the Reorganization; 2) the class of shares into which Tax Exempt Fund shareholders will be reorganized will be a different share class; and 3) some of the purchase, distribution, exchange policies and other shareholder transactions and services will be different.

   As a result of the Reorganization, Primary A shareholders would become Trust Class shareholders; Primary B, Investor B and Investor C shareholders would become Investor Class shareholders; Daily shareholders would become Daily Class shareholders; and Investor A shareholders would become Investor A shareholders. These changes will result (depending upon class) in either higher or lower total operating expense ratios (before waivers and/or expense reimbursements). See Appendix B for more information on the changes to fees and expenses. However, in no case will total operating expense ratios (after waivers and/or expense reimbursements) change as a result of the Reorganization.

   Other differences between Tax Exempt Fund and its Successor Fund are discussed below.

Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services

   Daily Shares of Tax Exempt Fund:

   The purchase, redemption, distribution and exchange policies of the Daily Shares are substantially similar to those of the corresponding Successor Fund's Daily Class Shares, with the following material differences noted:

    . Distribution (12b-1) fees--Stephens Inc., the Fund's distributor, and selling agents are compensated for selling shares under distribution plans. For such services, these service providers may receive a maximum distribution (12b-1) fee from the Daily Shares of 0.45%; they may receive a maximum distribution (12b-1) fee from the Daily Class Shares of 0.35%.

    . Exchange Features of Tax Exempt Fund--             Exchange Features of Tax-Exempt Reserves--
       Shareholders of Daily Shares of Tax Exempt        Shareholders of Daily Class Shares of Tax-Exempt
       Fund can exchange their Daily Shares for          Reserves can exchange their Daily Class Shares for
       Investor C Shares of any other fund in the        Daily Class Shares of any other Nations Reserves
       Nations Funds Family, except Nations              Money Market Fund.
       Money Market Funds, or for Daily Shares of
       Nations Money Market Funds.

   Investor A Shares of Tax Exempt Fund:

   The purchase, redemption, distribution and exchange policies of the Investor A Shares are substantially similar to those of the corresponding Successor Fund's Investor A Shares, with the following material differences noted:

    . Administration fees--BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a fee for providing certain shareholder administration services. For such services, these entities may receive a maximum shareholder administration fee from the Successor Fund's Investor A Shares of 0.10%. The Fund's Investor A Shares do not have a shareholder administration plan.

   Investor B Shares of Tax Exempt Fund:

   The purchase, redemption, distribution and exchange policies of the Investor B Shares are substantially similar to those of the corresponding Successor Fund's Investor Class Shares, with the following material differences noted:

    .  Exchange Features of Tax Exempt Fund--                      Exchange Features of Tax-Exempt Reserves--
       Shareholders of Investor B Shares of Tax Exempt Fund        Shareholders of Investor Class Shares of Tax-Exempt
       can exchange their Investor B Shares for Investor B         Reserves can exchange their Investor Class Shares for
       Shares of any other Nations Money Market Fund.              Investor Class Shares of any other Nations Reserves
                                                                   Money Market Fund.

   Investor C Shares of Tax Exempt Fund:

   The purchase, redemption, distribution and exchange policies of the Investor C Shares are substantially similar to those of the corresponding Successor Fund's Investor Class Shares, with the following exceptions:

    . Distribution fees--Stephens Inc., the Fund's distributor, and selling agents are compensated for selling shares under distribution plans. For such services, these service providers may receive a maximum distribution (12b-1) fee from the Successor Fund's Investor Class Shares of 0.10%. The Fund's Investor C Shares do not have a distribution (12b-1) plan.

    .  Exchange Features of Tax Exempt Fund--        Exchange Features of Tax-Exempt Reserves--
       Shareholders of Investor C Shares of          Shareholders of Investor Class Shares of Tax-Exempt
       Tax Exempt Fund can exchange their            Reserves can exchange their Investor Class Shares for
       Investor C Shares for Investor B              Investor Class Shares of any other Nations Reserves
       Shares of any other fund in the               Money Market Fund.
       Nations Funds Family, except Nations
       Money Market Funds, or for Investor C
       Shares of a Nations Money Market Fund.
       Shareholders musts exchange at least          Shareholders must exchange at least $25,000 at a time.
       $1,000 at a time.

   Primary A Shares of Tax Exempt Fund:

   The purchase, redemption, distribution and exchange policies of the Primary A Shares are substantially similar to those of the corresponding Successor Fund's Trust Class Shares, with the following material differences noted:

    . Administration fees--BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a fee for providing certain shareholder administration services. For such services, these entities may receive a maximum shareholder administration fee from the Successor Fund's Trust Class Shares of 0.10%. The Fund's Primary A Shares do not have a shareholder administration plan.

    .  Exchange Features of Tax Exempt Fund--  Exchange Features of Tax-Exempt Reserves--
Shareholders of Primary A Shares of Tax        Shareholders of Trust Class Shares of Tax-Exempt
             Exempt Fund can exchange their    Reserves can exchange their Trust Class Shares for
             Primary A Shares for Primary A    Primary A Shares of any other fund in the Nations
             Shares of any other fund in the   Funds Family or Trust Class Shares of Nations
             Nations Funds Family.             Reserves Money Market Funds.

   Primary B Shares of Tax Exempt Fund:

   The purchase, redemption, distribution and exchange policies of the Primary B Shares are substantially similar to those of the corresponding Successor Fund's Investor Class Shares, with the following material differences noted:

    . Administration fees--BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a fee for providing certain shareholder administration services. For such services, these entities may receive a maximum shareholder administration fee from the Successor Fund's Investor Class Shares of 0.10%. The Fund's Primary B Shares do not have a shareholder administration plan.

            .  Exchange Features
               of Tax Exempt             Exchange Features of
               Fund--                    Tax-Exempt Reserves--
        Shareholders of Primary B        Shareholders of Investor
                     Shares of                        Class Shares
                     Tax Exempt                       of
                     Fund can                         Tax-ExemptReserves
                     exchange                         can exchange
                     their                            their
                     Primary B                        Investor
                     Shares for                       Class Shares
                     Primary B                        forInvestor
                     Shares of                        Class Shares
                     any other                        of any other
                     fund in the                      Nations
                     Nations                          ReservesMoney
                     Funds Family.                    Market Fund.
               Shareholders must         Shareholders must
               exchange at least                      exchange at
               $1,000 at a time.                      least
                                                      $25,000 at
                                                      atime.

    . Other compensation--Selling and servicing agents also may receive in connection with the Successor Fund's Trust Class Shares: a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Investor Class Shares. The Fund's Primary B Shares do not pay this type of compensation.

Material Federal Income Tax Consequences

   As noted, the exchange of shares in the Reorganization is expected to be tax-free under federal income tax law.

   The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon his or her particular situation. A Fund shareholder also may be subject to special rules not discussed below if they are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor a resident of the United States or is an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Fund shares as a capital asset at the time of the Reorganization.

   Neither the Trust, the Company, Reserves nor Nations Funds Trust has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. A Fund shareholder is urged to consult with his or her own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

   The Reorganization, with respect to each Fund and its corresponding Successor Fund, is intended to qualify as a "reorganization" for federal income tax purposes. In this regard, the obligation of the Funds and the Successor Funds to consummate the Reorganization is conditioned upon the receipt by the Trust, the Company, Reserves and Nations Funds Trust of an opinion of Morrison & Foerster LLP reasonably acceptable to the Trust, the Company, Reserves and Nations Funds Trust substantially to the effect that the Reorganization, with respect to each Fund and its corresponding Successor Fund, will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and, in such connection, that the Fund and its corresponding Successor Fund will each be a party to a reorganization within the meaning of
Section 368(b) of the Code. Provided that the Reorganization so qualifies, the opinion will state that:

    . Neither the Funds, the Successor Funds nor their respective shareholders will recognize any gain or loss pursuant to the Reorganization.

    . A Fund shareholder's aggregate tax basis for the Successor Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

    . A Fund shareholder's holding period for the Successor Fund shares received pursuant to the Reorganization will include the period during which the Fund shares are held.

   The tax opinion of Morrison & Foerster LLP described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Trust, the Company, Reserves, on behalf of their respective Funds, and Nations Funds Trust, on behalf of the Successor Funds, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that the Trust, the

Company, Reserves and/or Nations Funds Trust are unable to obtain the tax opinion, they are permitted under the Reorganization Agreement to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.

   Regardless of whether the acquisition of the assets and liabilities of each Fund by the corresponding Successor Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to Fund shareholders.

   Since its formation, each Fund and Successor Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each Fund and Successor Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.

                                VOTING MATTERS

General Information

   This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meetings by, and on behalf of, the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust, the Company and Reserves also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by phone at the toll-free number on the proxy ballot(s); or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting a written notice of revocation addressed to Nations Funds at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

   It is anticipated that PFPC, Inc. and ADP Investor Communication Services will provide solicitation services to certain of the Funds at an estimated cost of $225,000 for Cash Reserves, $7,000 for Treasury Reserves, $9,000 for Government Reserves, $15,550 for Money Market Reserves, $6,750 for Municipal Reserves, $12,000 for California Tax-Exempt Reserves and $2,750 for California Municipal Bond Fund.

   Only shareholders of record at the close of business on December 27, 2001 will be entitled to vote at the Meetings. On that date the following were the number shares outstanding and entitled to vote for each Fund. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

         Bond Fund................................. 242,642,891.149 shares
         California Municipal Bond Fund............. 28,355,157.800 shares
         California Tax-Exempt Reserves ..........1,755,006,370.440 shares
         Cash Reserves...........................75,282,812,179.810 shares
         Emerging Markets Fund........................3,115,558.180 shares
         Florida Intermediate Municipal Bond Fund....21,510,512.391 shares
         Florida Municipal Bond Fund.................13,918,523.471 shares
         Government Reserves......................8,585,417,864.800 shares
         Intermediate Municipal Bond Fund...........117,662,615.822 shares
         LargeCap Index Fund.........................90,870,061.253 shares
         Managed Index Fund..........................25,547,302.801 shares
         MidCap Growth Fund..........................57,491,744.596 shares
         Money Market Reserves...................16,829,490,537.710 shares
         Municipal Income Fund.......................81,419,420.879 shares
         Municipal Reserves.......................1,986,324,093.310 shares
         Short-Intermediate Government Fund.........137,466,068.766 shares

             Short-Term Income Fund..............56,010,917.385 shares
             Short-Term Municipal Income Fund....37,438,514.563 shares
             SmallCap Index Fund.................29,108,585.892 shares
             Small Company Fund..................56,943,244.376 shares
             Strategic Income Fund...............22,749,957.442 shares
             Tax Exempt Fund..................2,621,494,690.870 shares
             Treasury Reserves................9,264,705,549.380 shares
             Value Fund..........................84,915,184.249 shares

   If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

Quorum

   A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meetings. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. In certain circumstances, brokers or nominees that are members of the New York Stock Exchange may vote the shares of beneficial owners who do not otherwise submit voting instructions to their broker or nominee.

   In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve a Reorganization Agreement are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote. All Meetings may be adjourned for a reasonable period of time, except for Small Company Fund's Meeting, which may be adjourned to no more than 120 days from the record date of December 27, 2001. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

   For Bond Fund, Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Intermediate Municipal Bond Fund, LargeCap Index Fund, Managed Index Fund, MidCap Growth Fund, Municipal Income Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Short-Term Municipal Income Fund, SmallCap Index Fund, Strategic Income Fund, Tax Exempt Fund and Value Fund shareholders, their Reorganization Agreement must be approved by the affirmative vote of at least a majority of the outstanding shares of a Fund.

   For California Municipal Bond Fund, California Tax-Exempt Reserves, Cash Reserves, Emerging Markets Fund, Government Reserves, Money Market Reserves, Municipal Reserves and Treasury Reserves shareholders, their Reorganization Agreement must be approved by the affirmative vote of at least a majority of the shares of a Fund present in person or by proxy at the Meetings.

   For Nations Small Company Fund shareholders, their Reorganization Agreement must be approved by the affirmative vote of at least a majority of the shares of the Fund present in person or by proxy at the Meetings, and to dissolve the Company the affirmative vote of at least a majority of the outstanding shares of the Company voting in the aggregate.

   The Reorganization of any Fund is not conditioned upon the Reorganization of any other Fund. Accordingly, it is possible that one or more Fund(s)' shareholders will not approve the Reorganization and such Fund(s) will not be reorganized. In this event, the Board(s) will consider what further action is appropriate.

   A vote of the shareholders of the Successor Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

Principal Shareholders

   The table below shows the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of a Fund as of December 4, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust, the Company or Reserves to own such shares beneficially is designated by an asterisk.

                                                                                  Percentage    Percentage
                                                           Total      Percentage    of Fund    of Fund Post
Fund                         Name and Address           Shares/Class   of Class  (All Classes)   Closing
Bond Fund            COBATCO C/O SYNOVUS TRUST CO        1,432,162.40   27.34%       0.59%         0.59%
                     OPERATIONS                            Investor A
                     1148 BROADWAY
                     COLUMBUS GA 31901

                     SUMMERVILLE PEDIATRICS PA              21,936.34    7.63%       0.01%         0.01%
                     PROFIT SHARING PLAN                   Investor C
                     312 MIDLAND PARKWAY
                     SUMMERVILLE SC 29485-8114

                     MERRILL LYNCH, PIERCE, FENNER &        24,312.89    8.46%       0.01%         0.01%
                     SMITH INC FOR THE SOLE BENEFIT OF     Investor C
                     ITS CUSTOMERS
                     ATTENTION SERVICE TEAM
                     4800 DEER LAKE DRIVE EAST
                     3RD FLOOR
                     JACKSONVILLE FL 32246

                     NFSC FEBO # W65-125547                100,449.01   34.97%       0.04%         0.04%
                     JOHNNIE CORDELL BREED                 Investor C
                     CHARLES J SPERANZELLA JR
                     9766 GREEN ISLAND COVE
                     WINDERMERE FL 34786

                     BANK OF AMERICA NA                214,027,261.20   90.49%      87.83%        87.83%
                     ATTN TONY FARRER                       Primary A
                     TX1-945-08-18
                     411 NORTH AKARD ST
                     DALLAS TX 75201-3307

                     BANK OF AMERICA NA TTEE            12,552,848.36    5.30%       5.15%         5.15%
                     NB 401K PLAN                           Primary A
                     U/A DTD 01/01/1983
                     P O BOX 2518/TX4-213-06-14
                     HOUSTON TX 77252-2518

                     STEPHENS INC                                1.05  100.00%       0.00%         0.00%
                     ATTN: CINDY COLE                       Primary B
                     111 CENTER STREET
                     LITTLE ROCK AR 72201

California Municipal NFSC FEBO # W79-686131                 54,907.54    6.43%       0.19%         0.19%
Bond Fund            ESHAGH ESHAGHADEH                     Investor B
                     631 S OLIVE ST #555 & 565
                     LOS ANGELES CA 90014

                                                                Percentage    Percentage
                                          Total     Percentage    of Fund    of Fund Post
Fund         Name and Address          Shares/Class  of Class  (All Classes)   Closing
     MERRILL LYNCH, PIERCE, FENNER &      32,045.81    9.28%       0.11%         0.11%
     SMITH INC FOR THE SOLE BENEFIT OF   Investor C
     ITS CUSTOMERS
     ATTENTION SERVICE TEAM
     4800 DEER LAKE DRIVE EAST
     3RD FLOOR
     JACKSONVILLE FL 32246

     NFSC FEBO # W75-043389               41,896.95   12.14%       0.15%         0.15%
     CHEUK WONG LEE                      Investor C
     19TH FL 78-B
     MEI FOO SUN CHUEN
     KOWLOON HONGKONG
     CHINA, PEOPLES REPUBLIC

     NFSC FEBO # W80-074063               20,962.20    6.07%       0.07%         0.07%
     THE MANUEL & JUDIE PEREZ TRUST      Investor C
     MANUEL PEREZ
     U/A 02/06/1991
     PO BOX 3405
     CITY OF INDUSTRY CA 91744

     NFSC FEBO # W80-075507               28,008.79    8.11%       0.10%         0.10%
     JOSE L MAZON                        Investor C
     NORMA MAZON
     1293 GAYWOOD ST
     SAN DIEGO CA 92154

     NFSC FEBO # W75-610682               33,923.05    9.83%       0.12%         0.12%
     DENNIS REN YEON WONG                Investor C
     1262 TAINAN PL
     SAN JOSE CA 95131

     NFSC FEBO # W75-147834               37,723.96   10.93%       0.13%         0.13%
     YARDEN Y MALKA                      Investor C
     NILY MALKA
     771 ENCINA GRANDE DR
     PALO ALTO CA 94306

     NFSC FEBO # W80-168971               34,988.64   10.14%       0.12%         0.12%
     DUKEE KWON                          Investor C
     HEE CHOUL KWON
     22545 SKYLINE DR
     YORBA LINDA CA 92887

     NFSC FEBO # W79-059218               33,018.35    9.57%       0.12%         0.12%
     DORMAN TRUST                        Investor C
     JOHN C DORMAN
     U/A 04/21/1998
     328 20TH STREET
     SANTA MONICA CA 90402

     BANK OF AMERICA NA                7,267,396.35   99.99%      25.53%        25.53%
     ATTN TONY FARRER                     Primary A
     TX1-945-08-18
     411 NORTH AKARD ST
     DALLAS TX 75201-3307

                                                                             Percentage    Percentage
                                                      Total      Percentage    of Fund    of Fund Post
Fund                    Name and Address           Shares/Class   of Class  (All Classes)   Closing
California Tax  NATIONAL FINANCIAL FOR THE        255,091,065.59   89.44%      77.89%        77.89%
Exempt Reserves EXCLUSIVE BENEFIT OF OUR                 Advisor
                CUSTOMERS
                c/o NATIONS FUNDS
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                BANC OF AMERICA SECURITIES LLC      5,972,431.34   23.18%       0.34%         0.34%
                c/o NATIONS FUNDS                        Capital
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                AMERICAN INDUSTRIAL PARTNERS        1,511,897.18    5.86%       0.09%         0.09%
                c/o NATIONS FUNDS                        Capital
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                CHARLES H & LINDA F BRANDES TTEES  18,064,180.48   70.12%       1.02%         1.02%
                BRANDES FAMILY TRUST                     Capital
                DATED 10/1/98
                c/o NATIONS FUNDS
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                NATIONAL FINANCIAL FOR THE        823,195,620.82   99.99%      77.89%        77.89%
                EXCLUSIVE BENEFIT OF OUR                   Daily
                CUSTOMERS
                c/o NATIONS FUNDS
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                STEPHENS INC                                  10  100.00%       0.00%         0.00%
                c/o NATIONS FUNDS                          Instl
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                NATIONAL FINANCIAL FOR THE        296,797,057.68   98.46%      77.89%        77.89%
                EXCLUSIVE BENEFIT OF OUR                Investor
                CUSTOMERS
                c/o NATIONS FUNDS
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                NFSC FEBO # W80-004251                      1.21   10.79%       0.00%         0.00%
                DUKEE KWON                            Investor B
                c/o NATIONS FUNDS
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                STEPHENS INC                                  10   89.20%       0.00%         0.00%
                c/o NATIONS FUNDS                     Investor B
                ONE BANK OF AMERICA PLAZA
                33RD FLOOR
                CHARLOTTE, NC 28255

                                                                          Percentage    Percentage
                                                  Total       Percentage    of Fund    of Fund Post
Fund                 Name and Address          Shares/Class    of Class  (All Classes)   Closing

              STEPHENS INC                                 10  100.00%       0.00%         0.00%
              c/o NATIONS FUNDS                    Investor C
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

              HEARTHSTONE PROFESSIONALS LP          16,232.25   99.31%       0.00%         0.00%
              c/o NATIONS FUNDS                     Liquidity
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

              STEPHENS INC                              25.08  100.00%       0.00%         0.00%
              c/o NATIONS FUNDS                        Market
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

              STEPHENS INC                              25.08  100.00%       0.00%         0.00%
              c/o NATIONS FUNDS                       Service
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

              BANK OF AMERICA NA               322,375,119.06   97.71%      18.26%        18.26%
              c/o NATIONS FUNDS                         Trust
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

Cash Reserves BANK OF AMERICA                  973,839,600.00   12.59%       1.32%         1.23%
              c/o NATIONS FUNDS                       Advisor
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

              BANK OF AMERICA NA AGENT FBO   2,008,664,860.75   25.97%       4.66%         4.32%
              GLOBAL FINANCE SWEEP CUSTOMERS          Advisor
              c/o NATIONS FUNDS
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

              BANK OF AMERICA SWP                 398,000,000    5.14%       6.84%         6.34%
              DISBURSEMENT                            Advisor
              NC BANK OF AMERICA
              SWEEP/AUTOBORROW
              c/o NATIONS FUNDS
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

              NATIONAL FINANCIAL FOR THE     1,017,763,269.98   13.16%      10.32%        11.33%
              EXCLUSIVE BENEFIT OF OUR                Advisor
              CUSTOMERS
              c/o NATIONS FUNDS
              ONE BANK OF AMERICA PLAZA
              33RD FLOOR
              CHARLOTTE, NC 28255

                                                                   Percentage    Percentage
                                           Total       Percentage    of Fund    of Fund Post
Fund         Name and Address           Shares/Class    of Class  (All Classes)   Closing
     THE BANK OF NEW YORK             2,229,500,000.00    6.56%       3.03%         2.81%
     AS AGENT FOR ITS SECURITIES               Capital
     LENDING CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA NA               2,431,165,869.19    7.15%       5.95%         9.89%
     c/o NATIONS FUNDS                         Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL SERVICES CORP 6,028,116,543.59   42.85%       8.20%         7.61%
     FBO OF OUR EXCULSIVE CUSTOMERS              Daily
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA NA AGENT FBO     1,420,000,000.00   10.09%       4.66%         4.32%
     GLOBAL FINANCE SWEEP CUSTOMERS              Daily
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE       5,504,048,978.15   39.12%      10.32%        11.33%
     EXCLUSIVE BENEFIT OF OUR                    Daily
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     KOCH GLOBAL INVESTMENTS INC           375,000,000   13.35%       0.51%         0.47%
     c/o NATIONS FUNDS                           Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA NA                 146,575,997.50    5.22%       5.95%         9.89%
     c/o NATIONS FUNDS                           Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA-SHORT TERM            507,947,000   18.09%       0.69%         0.64%
     ASSET MANAGEMENT                            Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     HORSESHOE GAMING HOLDING CORP      151,131,350.26    5.38%       0.21%         0.19%
     c/o NATIONS FUNDS                           Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                                 Percentage    Percentage
                                         Total       Percentage    of Fund    of Fund Post
Fund        Name and Address          Shares/Class    of Class  (All Classes)   Closing
     BANC OF AMERICA SECURITIES LLC   706,372,120.12   12.21%       0.96%         0.89%
     c/o NATIONS FUNDS                      Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     HARE & CO, BANK OF NEW YORK      317,751,315.25    5.49%       0.84%         0.78%
     c/o NATIONS FUNDS                      Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE     1,074,814,001.83   18.58%      10.32%        11.33%
     c/o NATIONS FUNDS                      Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SILICON VALLEY BANK            3,517,939,689.83   60.83%       4.78%         4.44%
     c/o NATIONS FUNDS                      Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     RITCHEY M MARBURY III TTEE            82,628.08    5.49%       0.00%         0.00%
     MARBURY ENGINEERING CO               Investor C
     PROFIT SHARING PLAN
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W16-023051                94,120.26    6.25%       0.00%         0.00%
     JERRY W CUMMINGS                     Investor C
     SYLVIA A CUMMINGS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W52-048305               201,712.54   13.40%       0.00%         0.00%
     CATHERINE R BECK                     Investor C
     RICHARD BECK
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     LENNAR CORPORATION               458,416,543.23   20.30%       0.62%         0.58%
     c/o NATIONS FUNDS                     Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP            3,609,000,000.00   98.86%       6.84%         6.34%
     DISBURSEMENT                             Market
     NC BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                                             Percentage    Percentage
                                                     Total       Percentage    of Fund    of Fund Post
Fund                    Name and Address          Shares/Class    of Class  (All Classes)   Closing

                 BANK OF AMERICA SWP            1,022,000,000.00   89.43%       6.84%        6.34%
                 DISBURSEMENT                            Service
                 NC BANK OF AMERICA
                 SWEEP/AUTOBORROW
                 c/o NATIONS FUNDS
                 ONE BANK OF AMERICA PLAZA
                 33RD FLOOR
                 CHARLOTTE, NC 28255

                 BANK OF AMERICA NA             1,792,346,654.38   84.22%       5.95%        9.89%
                 c/o NATIONS FUNDS                         Trust
                 ONE BANK OF AMERICA PLAZA
                 33RD FLOOR
                 CHARLOTTE, NC 28255

                 HARE & CO, BANK OF NEW YORK      299,800,367.27   14.08%       0.84%        0.78%
                 c/o NATIONS FUNDS                         Trust
                 ONE BANK OF AMERICA PLAZA
                 33RD FLOOR
                 CHARLOTTE, NC 28255

Emerging Markets CHARLES SCHWAB & CO INC              132,095.15   36.65%       4.32%        4.32%
Fund             SPECIAL CUSTODY ACCOUNT              Investor A
                 FOR BENEFIT OF CUSTOMERS
                 101 MONTGOMERY STREET
                 SAN FRANCISCO CA 94104

                 L & W CO                              55,959.73   15.52%       1.83%        1.83%
                 12900 PRESTON RD STE 300             Investor A
                 DALLAS TX 75230

                 NFSC FEBO # W52-693553                 1,476.83    9.84%       0.05%        0.05%
                 JOSEPH JAMES MULVANEY                Investor C
                 P O BOX 4703
                 DES MOINES IA 50306

                 NFSC FEBO # W52-602817                 1,131.22    7.54%       0.04%        0.04%
                 NFS/FMTC IRA                         Investor C
                 FBO AUGUSTA J NELSON
                 706 MITCHELL
                 OAK GROVE MO 64075

                 CIBC WORLD MARKETS CORP.               1,065.48    7.10%       0.03%        0.03%
                 FBO 020-63009-15                     Investor C
                 P.O. Box 3484
                 CHURCH STREET STATION
                 NEW YORK, NY 10008-3484

                 CIBC WORLD MARKETS CORP.               1,011.38    6.74%       0.03%        0.03%
                 FBO 020-70534-14                     Investor C
                 P.O. BOX 3484
                 CHURCH STREET STATION
                 NEW YORK, NY 10008-3484

                 CIBC WORLD MARKETS CORP.               1,353.77    9.02%       0.04%        0.04%
                 FBO 020-63009-1500020-70534-14       Investor C
                 P.O. BOX 3484
                 CHURCH STREET STATION
                 NEW YORK, NY 10008-3484

                                                                               Percentage    Percentage
                                                         Total     Percentage    of Fund    of Fund Post
Fund                         Name and Address         Shares/Class  of Class  (All Classes)   Closing

                     BANK OF AMERICA NA               1,895,737.18   75.23%      62.02%        62.02%
                     ATTN TONY FARRER                    Primary A
                     TX1-945-08-18
                     411 NORTH AKARD ST
                     DALLAS TX 75201-3307

                     NATIONS FUNDS TRUST FOR            414,666.13   16.45%      13.57%        13.57%
                     LIFEGOAL GROWTH PORTFOLIO           Primary A
                     ATTN BRIAN SMITH NC1-002-33-31
                     101 SOUTH TRYON ST
                     CHARLOTTE NC 28255

                     STEPHENS INC                             2.43  100.00%       0.00%         0.00%
                     NATIONS RESERVE RIC                 Primary B
                     111 CENTER STREET
                     LITTLE ROCK AR 72201

Florida Intermediate COBATCO C/O SYNOVUS TRUST CO       102,612.39   13.03%       0.47%         0.47%
 Municipal Bond      OPERATIONS                         Investor A
 Fund                1148 BROADWAY
                     COLUMBUS GA 31901

                     LYNDA HALE                          46,714.46    5.93%       0.21%         0.21%
                     2965 SURREY LANE                   Investor A
                     WESTON FL 33331-0000

                     RELIANCE TRUST CO                   43,623.17    5.54%       0.20%         0.20%
                     FBO OMNIBUS C/C ACCT               Investor A
                     PO BOX 48449
                     ATLANTA GA 30362

                     NFSC FEBO # W19-124273              64,105.51    8.14%       0.29%         0.29%
                     ELIZABETH M GEDDES                 Investor A
                     GORDON L GEDDES
                     7311 PIMLICO LN
                     PARKLAND FL 33067

                     DORIS R BOMSTEIN AND SANFORD        10,598.25   16.12%       0.05%         0.05%
                     SANFORD BOMSTEIN TTEES             Investor C
                     DORIS R BOMSTEIN TRUST
                     U/A/D 08/20/91
                     3000 S OCEAN BLVD
                     APT 1201
                     BOCA RATON FL 33432

                     MERRILL LYNCH, PIERCE, FENNER       14,653.61   22.29%       0.07%         0.07%
                     & SMITH INC FOR THE SOLE BENEFIT   Investor C
                     OF ITS CUSTOMERS
                     ATTENTION SERVICE TEAM
                     4800 DEER LAKE DRIVE EAST
                     3RD FLOOR
                     JACKSONVILLE FL 32246

                     NFSC FEBO # W62-138118               9,928.55   15.10%       0.05%         0.05%
                     FRANCES R SONTAG TTEE              Investor C
                     THE FRANCES R SONTAG TRUST
                     U/A 3/14/01
                     733 PINE STREET
                     NEPTUNE BEACH FL 32266

                                                                                Percentage    Percentage
                                                         Total      Percentage    of Fund    of Fund Post
Fund                        Name and Address          Shares/Class   of Class  (All Classes)   Closing

                    WEXFORD CLEARING SERVICES CORP         9,275.95   14.11%       0.04%         0.04%
                    FBO                                  Investor C
                    GORDON L LAWTON &
                    JOHNNIE M LAWTON JT TEN
                    6560 CHESTNUT CIR
                    NAPLES FL 34109-7810

                    NFSC FEBO # W65-140619                 4,996.82    7.60%       0.02%         0.02%
                    LENVILLE G DRAKE                     Investor C
                    MARYLOU DRAKE
                    5366 SHADY OAK CIRCLE
                    ST CLOUD FL 34771

                    NFSC FEBO # W67-678635                13,912.70   21.16%       0.06%         0.06%
                    CARL N TASEFF                        Investor C
                    LUCILLE C TASEFF
                    2548 BAY POINTE DR
                    WESTON FL 33327

                    BANK OF AMERICA NA                20,454,049.41  100.00%      93.78%        93.78%
                    ATTN TONY FARRER                      Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX 75201-3307

Florida Municipal   NATIONAL FINANCIAL SVS CORP        2,782,148.47   60.06%      19.87%        19.87%
 Bond Fund          FOR THE EXCLUSIVE BENEFIT OF         Investor A
                    OUR CUSTOMERS
                    CHURCH STREET STATION
                    PO BOX 3908
                    NEW YORK NY 10008-3908

                    MERRILL LYNCH, PIERCE, FENNER         15,721.18   58.03%       0.11%         0.11%
                    & SMITH INC FOR THE SOLE BENEFIT     Investor C
                    OF ITS CUSTOMERS
                    ATTENTION SERVICE TEAM
                    4800 DEER LAKE DRIVE EAST
                    3RD FLOOR
                    JACKSONVILLE FL 32246

                    BANK OF AMERICA NA                 8,279,625.42   99.87%      59.12%        59.12%
                    ATTN TONY FARRER                      Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX 75201-3307

Government Reserves BANC OF AMERICA SECURITIES LLC   184,299,858.60   17.20%       8.94%         8.38%
                    c/o NATIONS FUNDS                       Advisor
                    ONE BANK OF AMERICA PLAZA
                    33RD FLOOR
                    CHARLOTTE, NC 28255

                                                             Percentage    Percentage
                                      Total      Percentage    of Fund    of Fund Post
Fund       Name and Address        Shares/Class   of Class  (All Classes)   Closing

     NATIONAL FINANCIAL FOR THE   508,909,394.15   47.51%      25.60%        24.47%
     EXCLUSIVE BENEFIT OF OUR            Advisor
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     ARKANSAS STATE TREASURY      201,341,459.59    8.29%       3.23%         3.03%
     c/o NATIONS FUNDS                   Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     ALLEGIS GROUP INC            136,538,050.35    5.62%       2.19%         2.06%
     c/o NATIONS FUNDS                   Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NINTENDO OF AMERICA          663,124,552.72   27.31%      10.65%         9.99%
     c/o NATIONS FUNDS                   Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     HARTFORD LIFE INSURANCE CO   128,962,490.16    5.31%       2.07%         1.94%
     SERIES II WAMCO FIXED INCOME        Capital
     MORTGAGE BACKED DIVISION
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE   277,970,477.41   99.36%      25.60%        24.47%
     EXCLUSIVE BENEFIT OF OUR              Daily
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     VARIETY WHOLESALERS              15,000,000    6.97%       0.24%         0.23%
     c/o NATIONS FUNDS                     Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA-SHORT TERM       19,933,000    9.26%       0.32%         0.30%
     ASSET MANAGEMENT                      Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NEW VALLEY CORPORATION        50,450,347.24   23.44%       0.81%         0.76%
     c/o NATIONS FUNDS                     Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                               Percentage    Percentage
                                        Total      Percentage    of Fund    of Fund Post
Fund        Name and Address         Shares/Class   of Class  (All Classes)   Closing

     HOSPITAL AUTH OF VALDOSTA &     18,180,881.77    8.45%       0.29%         0.27%
     LOWNDES                                 Instl
     CO GA DBA S GA MEDICAL CENTER
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     MERANT INC                      45,225,286.75   21.01%       0.73%         0.68%
     c/o NATIONS FUNDS                       Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF HAMPTON ROADS              21,000,000    9.76%       0.34%         0.32%
     c/o NATIONS FUNDS                       Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     FARMERS RICE COOPERATIVE           28,162,000   13.08%       0.45%         0.42%
     LAURA KLOTZ ASST CONTROLLER             Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANC OF AMERICA SECURITIES LLC 372,143,982.70   31.07%       8.94%         8.38%
     c/o NATIONS FUNDS                    Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE     807,367,188.72   67.42%      25.60%        24.47%
     EXCLUSIVE BENEFIT OF OUR             Investor
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W67-626333             384,339.68   19.46%       0.01%         0.01%
     CARLOS EXPOSITO                    Investor B
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     DEAN WITTER FOR THE BENEFIT OF     264,319.31   13.38%       0.00%         0.00%
     GEORGE K BERNSTEIN TRUST           Investor B
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     DEAN WITTER FOR THE BENEFIT OF     356,640.98   18.05%       0.01%         0.01%
     CARYL S BERNSTEIN                  Investor B
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                            Percentage    Percentage
                                     Total      Percentage    of Fund    of Fund Post
Fund       Name and Address       Shares/Class   of Class  (All Classes)   Closing

     NFSC FEBO # W19-040584           12,164.50   99.91%       0.00%        0.00%
     DON L CLYMER CUST               Investor C
     BRITTANY LYNN CLYMER UTMA FL
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP             54,000,000   30.14%       9.77%        9.15%
     DISBURSEMENT                     Liquidity
     NC BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     ZAPATA CORPORATION           14,478,212.99    8.08%       0.23%        0.22%
     ATTN LEN DISALVO CFO             Liquidity
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NORBERT DICKMAN &            10,487,333.60    5.85%       0.17%        0.16%
     ROBERT DICKSON TRUSTEES          Liquidity
     BARBARA FASKEN 1995 TRUST
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     FASKEN LTD                   17,629,406.75    9.84%       0.28%        0.27%
     c/o NATIONS FUNDS                Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     QUINTANA MINERALS CORP       11,639,041.11    6.49%       0.19%        0.18%
     c/o NATIONS FUNDS                Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP            520,000,000   99.99%       9.77%        9.15%
     DISBURSEMENT                        Market
     NC BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP             34,000,000   99.99%       9.77%        9.15%
     DISBURSEMENT                       Service
     NC BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                                                 Percentage    Percentage
                                                          Total      Percentage    of Fund    of Fund Post
Fund                        Name and Address           Shares/Class   of Class  (All Classes)   Closing

                    BANK OF AMERICA NA                300,949,258.07   99.99%       4.83%        4.53%
                    c/o NATIONS FUNDS                          Trust
                    ONE BANK OF AMERICA PLAZA
                    33RD FLOOR
                    CHARLOTTE, NC 28255

Intermediate        COBATCO C/O SYNOVUS TRUST CO          467,870.46   15.76%       0.40%        0.40%
Municipal Bond Fund OPERATIONS                            Investor A
                    1148 BROADWAY
                    COLUMBUS GA 31901

                    HOMETOWN BANK & COMPANY               311,904.77   10.50%       0.26%        0.26%
                    PO BOX 2887                           Investor A
                    WILSON NC 27894-2887

                    WARREN K MONTOURI TTEE                385,569.79   12.98%       0.33%        0.33%
                    WARREN K MONTOURI TRUST               Investor A
                    U/A DTD 10/08/97
                    2440 VIRGINIA AVE NW STE 100
                    WASHINGTON DC 20037-2601

                    NFSC FEBO # W15-649406                 17,813.39    5.22%       0.02%        0.02%
                    GUSTAVE J CRISPYN TTEE                Investor B
                    JOSEPH A CRISPYN TR
                    U/A 7/21/97
                    2382 CAT TAIL POND RD
                    JOHNS ISLAND SC 29455

                    NFSC FEBO # W15-626244                 27,423.86    8.05%       0.02%        0.02%
                    ROBERT J EVANS                        Investor B
                    OLLIE P EVANS
                    MARY HELEN SCHULTE
                    255 WEATHERLY CLUB DR
                    ALABASTER AL 35007

                    MILDRED M CRISPYN TTEE                 17,807.35    5.22%       0.02%        0.02%
                    TIMOTHY J CRISPYN TRUST               Investor B
                    U/A DTD 7-21-1997
                    2382 CAT TAIL POND RD
                    JOHNS ISLAND SC 29455-6101

                    NFSC FEBO # W61-113956                 20,628.39    6.05%       0.02%        0.02%
                    LORENZ H RAEDER TTEE                  Investor B
                    LORENZ H RAEDER TRUST
                    U/A 4/19/89
                    PO BOX 281
                    ELKHART LAKE WI 53020

                    NFSC FEBO # W27-001279                 24,391.10    7.16%       0.02%        0.02%
                    JAMES H CROSSINGHAM                   Investor B
                    HELEN H CROSSINGHAM
                    P O BOX 988
                    MOUNT AIRY NC 27030

                    MERRILL LYNCH, PIERCE, FENNER &        52,603.75   20.21%       0.04%        0.04%
                    SMITH INC FOR THE SOLE BENEFIT OF     Investor C
                    ITS CUSTOMERS
                    ATTENTION SERVICE TEAM
                    4800 DEER LAKE DRIVE EAST
                    3RD FLOOR
                    JACKSONVILLE FL 32246

                                                                            Percentage    Percentage
                                                     Total      Percentage    of Fund    of Fund Post
Fund                      Name and Address        Shares/Class   of Class  (All Classes)   Closing

                    NFSC FEBO # W77-336394            14,547.77    5.59%       0.01%         0.01%
                    M A PROCTOR                      Investor C
                    BETTY JANE PROCTOR
                    303 2ND ST S #C-7
                    KIRKLAND WA 98033

                    NFSC FEBO # W18-692271            48,449.61   18.62%       0.04%         0.04%
                    MARJORIE H MAHLER TTEE           Investor C
                    MARJORIE MAHLER LIVING TRUST
                    U/A 6/26/96
                    5841 PARK LANE
                    DALLAS TX 75225

                    NFSC FEBO # W77-352160            48,990.88   18.82%       0.04%         0.04%
                    GLENDA N MACMAHON                Investor C
                    PO BOX 44667
                    TACOMA WA 98444

                    CHARLES W DOOLIN                  42,228.71   16.22%       0.04%         0.04%
                    3508 HARVARD AVE                 Investor C
                    DALLAS TX 75205-0000

                    BANK OF AMERICA NA           114,104,912.93   99.99%      96.88%        96.88%
                    ATTN TONY FARRER                  Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX 75201-3307

LargeCap Index Fund BANK OF AMERICA NA            50,555,080.34   57.02%      55.93%        55.93%
                    ATTN TONY FARRER                  Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX 75201-3307

                    BANK OF AMERICA NA TTEE       37,832,460.37   42.67%      41.86%        41.86%
                    NB 401K PLAN                      Primary A
                    U/A DTD 01/01/1983
                    P O BOX 2518/TX4-213-06-14
                    HOUSTON TX 77252-2518

                    STEPHENS INC                           .818  100.00%       0.00%         0.00%
                    ATTN: CINDY COLE                  Primary B
                    111 CENTER STREET
                    LITTLE ROCK AR 72201

Managed Index Fund  CHARLES SCHWAB & CO INC          101,410.99    5.23%       0.41%         0.41%
                    SPECIAL CUSTODY ACCOUNT FOR      Investor A
                    BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS
                    101 MONTGOMERY STREET
                    SAN FRANCISCO CA 94104

                    MUIR & CO                        154,406.41    7.96%       0.62%         0.62%
                    C/O FROST NATIONAL BANK          Investor A
                    PO BOX 2479
                    SAN ANTONIO TX 78298-2479

                    BANK OF AMERICA NA            20,695,022.13   89.99%      82.97%        82.97%
                    ATTN TONY FARRER                  Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX 75201-3307

                                                                                  Percentage    Percentage
                                                          Total       Percentage    of Fund    of Fund Post
Fund                       Name and Address            Shares/Class    of Class  (All Classes)   Closing

                   PAMELA S KEENE & WILLIAM S KEENE            483.47   99.72%       0.00%         0.00%
                   & RUBY E KEENE & WILLIAM RAWLS           Primary B
                   KEENE JTWROS
                   2016 ENGLEWOOD DR
                   APEX NC 27502

MidCap Growth Fund TATSUSHI T KUBO, MAX W DAHLGREN,         15,025.34    6.54%       0.03%         0.03%
                   & JOHN DAHLGREN TTEES FBO               Investor C
                   EPIC PRODUCTS INTERNATIONAL
                   CORPORATION 401(K) PLAN
                   PO BOX 5808
                   ARLINGTON TX 76005-5808

                   MERRILL LYNCH, PIERCE, FENNER &          21,042.23    9.16%       0.04%         0.04%
                   SMITH INC FOR THE SOLE BENEFIT OF       Investor C
                   ITS CUSTOMERS
                   ATTENTION SERVICE TEAM
                   4800 DEER LAKE DRIVE EAST
                   3RD FLOOR
                   JACKSONVILLE FL 32246

                   NFSC FEBO # W25-059382                   13,785.05    6.00%       0.02%         0.02%
                   JOHN L MANNING III P/ADM                Investor C
                   ORGAIN READY MIX PFT SHRING PL
                   240 KRAFT ST
                   CLARKSVILLE TN 37040

                   BANK OF AMERICA NA                   48,972,634.08   96.30%      86.76%        86.76%
                   ATTN TONY FARRER                         Primary A
                   TX1-945-08-18
                   411 NORTH AKARD ST
                   DALLAS TX 75201-3307

                   STEPHENS INC                                  1.03  100.00%       0.00%         0.00%
                   ATTN: CINDY COLE                         Primary B
                   111 CENTER STREET
                   LITTLE ROCK AR 72201

Money Market       CENTRAL CAROLINA BANK                66,606,865.92    7.80%       0.42%         0.42%
Reserves           c/o NATIONS FUNDS                          Advisor
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

                   HARE & CO, BANK OF NEW YORK          97,534,516.28   11.42%      13.96%        13.96%
                   c/o NATIONS FUNDS                          Advisor
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

                   KYOCERA INTERNATIONAL INC            62,448,149.79    7.31%       0.40%         0.40%
                   c/o NATIONS FUNDS                          Advisor
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

                   HARE & CO, BANK OF NEW YORK       2,091,142,975.10   18.38%      13.96%        13.96%
                   c/o NATIONS FUNDS                          Capital
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR CHARLOTTE, NC 28255

                                                                Percentage    Percentage
                                         Total      Percentage    of Fund    of Fund Post
Fund        Name and Address          Shares/Class   of Class  (All Classes)   Closing

     VOICESTREAM WIRELESS CORP       876,883,375.03    7.70%       5.59%        5.59%
     c/o NATIONS FUNDS                      Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE        5,762,590.68   77.75%       0.04%        0.04%
     EXCLUSIVE BENEFIT OF OUR                 Daily
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SOLIMAR INTERNATIONAL GRP ACT 2   1,636,233.56   22.07%       0.01%        0.01%
     c/o NATIONS FUNDS                        Daily
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     PILLOWTEX CORPORATION            32,183,967.85    5.15%       0.21%        0.21%
     c/o NATIONS FUNDS                        Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA-SHORT TERM         156,664,000   25.08%       1.00%        1.00%
     ASSET MANAGEMENT                         Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     ANDERSON NEWS CORPORATION           78,650,000   12.59%       0.50%        0.50%
     c/o NATIONS FUNDS                        Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     WELLS REAL ESTATE INVESTMENT    109,165,029.14   17.47%       0.70%        0.70%
     TRUST INC                                Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     CHASE MANHATTAN BANK                26,375,000   30.04%       0.17%        0.17%
     c/o NATIONS FUNDS                     Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SUNTRUST BANK AS TRUSTEE FOR      5,980,843.48    6.81%       0.04%        0.04%
     THE COUNTY OF MONTGOMERY              Investor
     SERIES 1997 POOL
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                              Percentage    Percentage
                                       Total      Percentage    of Fund    of Fund Post
Fund        Name and Address        Shares/Class   of Class  (All Classes)   Closing

     SUNTRUST BANK AS TRUSTEE FOR   23,726,205.58   27.03%       0.15%        0.15%
     THE CITY OF CLARKSVILLE TN          Investor
     SERIES 1997 POOL
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SUNTRUST BANK AS TTEE FOR      11,222,146.59   12.78%       0.07%        0.07%
     THE CITY OF CLARKSVILLE TN          Investor
     SERIES 2001 POOL
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF OKLAHOMA NA AS TRUSTEE     7,500,000    8.54%       0.05%        0.05%
     FOR THE CREEK COUNTY HOME           Investor
     FINANCE AUTHORITY
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SUNTRUST BANK AS TTEE FOR THE      5,035,903    5.73%       0.03%        0.03%
     CITY OF CLARKSVILLE TN              Investor
     SERIES 2001-JACKSON
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W26-809063             20,746.51    8.76%       0.00%        0.00%
     NFSC/FMTC IRA ROLLOVER            Investor C
     FBO STEVEN BREISETH
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W14-015130            100,432.02   42.44%       0.00%        0.00%
     MORGAN D HILL                     Investor C
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W76-654310             14,051.32    5.93%       0.00%        0.00%
     PATRICIA K DALY                   Investor C
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W16-027138             23,350.48    9.86%       0.00%        0.00%
     NFSC/FMTC IRA                     Investor C
     FBO DIANA A TATE
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                               Percentage    Percentage
                                       Total       Percentage    of Fund    of Fund Post
Fund       Name and Address         Shares/Class    of Class  (All Classes)   Closing

     NFSC FEBO # W69-118966              25,641.72   10.83%       0.00%         0.00%
     RALPH M FALKNER AND                Investor C
     VIRGINIA G FALKNER JTWROS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     OPNET TECHNOLOGIES INC          51,639,543.90    9.04%       0.33%         0.33%
     c/o NATIONS FUNDS                   Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     AVALONBAY COMMUNITIES INC       57,141,736.18   10.00%       0.36%         0.36%
     c/o NATIONS FUNDS                   Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     RICHMOND COMMUNITY              29,232,833.46    5.11%       0.19%         0.19%
     FOUNDATION INC                      Liquidity
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     MARYLAND PHYSICIANS CARE INC    34,027,514.27    5.95%       0.22%         0.22%
     c/o NATIONS FUNDS                   Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     LCC INTERNATIONAL INC           45,231,094.96    7.92%       0.29%         0.29%
     c/o NATIONS FUNDS                   Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP          1,549,000,000.00   99.99%      10.83%        10.83%
     DISBURSEMENT NC                        Market
     BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP               148,500,000   71.46%      10.83%        10.83%
     DISBURSEMENT NC                       Service
     BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                                             Percentage    Percentage
                                                      Total      Percentage    of Fund    of Fund Post
Fund                      Name and Address         Shares/Class   of Class  (All Classes)   Closing

                   US BANK CORP TRUST SERVICES VAR    58,170,829   27.99%       2.84%         2.84%
                   & CO (US BANK TRUST NA)               Service
                   c/o NATIONS FUNDS
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

                   US BANK CORP TRUST SERVICES       387,545,743   99.98%       2.84%         2.84%
                   VAR & CO (US BANK TRUST NA)             Trust
                   c/o NATIONS FUNDS
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

Municipal Income   PRIM & ASSOCIATES                  256,920.72    5.39%       0.31%         0.31%
Fund               PO BOX 12219                       Investor A
                   ZEPHYR COVE NV 89448

                   WELLS FARGO INVESTMENTS LLC        276,502.69    5.80%       0.34%         0.34%
                   A/C 7742-3276                      Investor A
                   608 SECOND AVENUE SOUTH 8TH FL
                   MINNEAPOLIS, MN 55402

                   EMMET DAVID GELHOT                  11,678.68    9.95%       0.01%         0.01%
                   5630 OLEATHA AVENUE                Investor C
                   SAINT LOUIS MO 63139-1504

                   RAYMOND JAMES & ASSOC INC            7,264.44    6.19%       0.01%         0.01%
                   FBO SAPPINGTON/                    Investor C
                   BIN# 53902768
                   880 CARILLON PKWY
                   ST PETERSBURG FL 33716

                   NFSC FEBO # W23-056383              13,701.68   11.67%       0.02%         0.02%
                   KAREN I EINDORF                    Investor C
                   OCTAVIO MARQUEZ
                   58 E SUNDANCE CIR
                   SPRING TX 77382

                   BANK OF AMERICA NA              76,093,513.23   99.13%      92.29%        92.29%
                   ATTN TONY FARRER                    Primary A
                   TX1-945-08-18
                   411 NORTH AKARD ST
                   DALLAS TX 75201-3307

Municipal Reserves BANC OF AMERICA SECURITIES LLC  40,036,686.43   22.13%       6.15%         6.15%
                   c/o NATIONS FUNDS                     Advisor
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

                   NATIONAL FINANCIAL FOR THE      75,839,258.51   41.93%      32.92%        32.92%
                   EXCLUSIVE BENEFIT OF OUR              Advisor
                   CUSTOMERS
                   c/o NATIONS FUNDS
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

                                                                Percentage    Percentage
                                         Total      Percentage    of Fund    of Fund Post
Fund        Name and Address          Shares/Class   of Class  (All Classes)   Closing

     RAIN BIRD CORPORATE SERVICES CO  78,498,396.43   12.39%       3.48%         3.48%
     c/o NATIONS FUNDS                      Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONS SHORT TERM MUNICIPAL        49,086,000    7.75%       2.18%         2.18%
     INCOME FUND                            Capital
     51-0349911
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANC OF AMERICA SECURITIES LLC   98,500,343.83   15.55%       6.15%         6.15%
     c/o NATIONS FUNDS                      Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     MUNI MAE TE BOND SUBSIDIARY LLC  63,514,016.05   10.03%       2.82%         2.82%
     c/o NATIONS FUNDS                      Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA NA               74,390,863.35   11.74%      23.92%        23.92%
     c/o NATIONS FUNDS                      Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     CHARLOTTE PIPE AND FOUNDRY INC   36,477,793.63    5.76%       1.62%         1.62%
     c/o NATIONS FUNDS                      Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BELLSOUTH CORPORATION              100,000,000   15.79%       4.44%         4.44%
     c/o NATIONS FUNDS                      Capital
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE      616,414,421.07   99.99%      32.92%        32.92%
     EXCLUSIVE BENEFIT OF OUR                 Daily
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SALLY BEAUTY                         4,947,000   16.60%       0.22%         0.22%
     c/o NATIONS FUNDS                        Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                          Percentage    Percentage
                                   Total      Percentage    of Fund    of Fund Post
Fund      Name and Address      Shares/Class   of Class  (All Classes)   Closing

     GULL INDUSTRIES INC         1,829,667.16    6.14%       0.08%         0.08%
     c/o NATIONS FUNDS                  Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     THRUSH CAPITAL INC          2,319,604.63    7.78%       0.10%         0.10%
     c/o NATIONS FUNDS                  Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA-SHORT TERM     3,051,000   10.23%       0.14%         0.14%
     ASSET MANAGEMENT                   Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     HHFE LP                     4,754,399.18   15.95%       0.21%         0.21%
     ATTN WOOD MONTGOMERY SR            Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     WJFI LP                     2,786,324.48    9.35%       0.12%         0.12%
     ATTN WOOD MONTGOMERY SR            Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SALLY BEAUTY INTERNATIONAL  5,153,866.82   17.29%       0.23%         0.23%
     FINANCE COMPANY                    Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     RELATED CAPITAL HOUSING     4,001,347.83   13.42%       0.18%         0.18%
     PARTNERS III LP                    Instl
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE 49,905,851.74   98.07%      32.92%        32.92%
     EXCLUSIVE BENEFIT OF OUR        Investor
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                              Percentage    Percentage
                                        Total     Percentage    of Fund    of Fund Post
Fund        Name and Address         Shares/Class  of Class  (All Classes)   Closing

     NFSC FEBO # W61-402095             34,642.68   35.99%       0.00%        0.00%
     THOMAS P DOLAN TTEE               Investor B
     THOMAS P DOLAN TRUST
     U/A 1/5/89
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W27-746380             23,202.32   24.11%       0.00%        0.00%
     SWEET JANE'S INC                  Investor B
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W65-628310              6,442.09    6.69%       0.00%        0.00%
     ROSALIA FILART                    Investor B
     ROSALIA FILART
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W26-738484             11,391.97   11.83%       0.00%        0.00%
     BARBARA C TAYLOR                  Investor B
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W68-033359             20,544.74   21.34%       0.00%        0.00%
     THE G AND C SPINKS FAMILY TRUST   Investor B
     GEORGE W SPINKS AND
     U/A 07/14/90
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     STEPHENS INC                              10  100.00%       0.00%        0.00%
     ATTN: CINDY COLE                  Investor C
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     WASHOE COMPANY                  3,882,471.70    7.23%       0.17%        0.17%
     c/o NATIONS FUNDS                  Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     GLOBAL EXPRESS MONEY ORDERS INC 4,964,805.37    9.24%       0.22%        0.22%
     c/o NATIONS FUNDS                  Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                              Percentage    Percentage
                                       Total      Percentage    of Fund    of Fund Post
Fund       Name and Address         Shares/Class   of Class  (All Classes)   Closing

     HUSHANG ANSARY                  7,667,086.72   14.27%       0.34%         0.34%
     c/o NATIONS FUNDS                  Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     JANET SUE BECK                  3,377,994.05    6.29%       0.15%         0.15%
     SEPARATE PROPERTY                  Liquidity
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     LINDA JO CARTER                 7,420,425.41   13.81%       0.33%         0.33%
     c/o NATIONS FUNDS                  Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     JOHNSON EZELL CORPORATION       5,742,325.01   10.69%       0.25%         0.25%
     FBO NEIL EZELL                     Liquidity
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     D SCOTT LUTTRELL LIVING TRUST   7,226,001.92   13.45%       0.32%         0.32%
     DTD MAY 20 1999                    Liquidity
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     TRAXXAS CORPORATION             4,197,185.30    7.81%       0.19%         0.19%
     c/o NATIONS FUNDS                  Liquidity
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP              190,000,000   99.99%       9.01%         9.01%
     DISBURSEMENT NC                       Market
     BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP               13,000,000   99.99%       9.01%         9.01%
     DISBURSEMENT NC                      Service
     BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA NA            464,838,560.33   95.62%      23.92%        23.92%
     c/o NATIONS FUNDS                      Trust
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                                               Percentage    Percentage
                                                        Total      Percentage    of Fund    of Fund Post
Fund                       Name and Address          Shares/Class   of Class  (All Classes)   Closing

Short-Intermediate JAMES STREET PROPERTY INVESTORS      753,614.46    7.50%       0.55%         0.55%
Government Fund    600 ATLANTIC AVE SUITE 2000          Investor A
                   BOSTON MA 02210

                   BANK OF AMERICA NA                 1,366,868.12   13.61%      89.01%        89.01%
                   ATTN TONY FARRER                     Investor A
                   TX1-945-08-18
                   411 NORTH AKARD ST
                   DALLAS TX 75201-3307

                   NFSC FEBO # W14-610208             1,025,171.94   10.21%       0.75%         0.75%
                   BURGESS PIGMENT CO                   Investor A
                   PO BOX 349 DECK BLVD
                   SANDERSVILLE GA 31082

                   MERRILL LYNCH, PIERCE, FENNER        214,256.64    6.21%       0.16%         0.16%
                   & SMITH INC FOR THE SOLE BENEFIT     Investor B
                   OF ITS CUSTOMERS
                   c/o NATIONS FUNDS
                   ONE BANK OF AMERICA PLAZA
                   33RD FLOOR
                   CHARLOTTE, NC 28255

                   NFSC FEBO # W26-710326                64,733.02    5.31%       0.05%         0.05%
                   L D HARRIS, BRUCE BRATTON TTEE       Investor C
                   UMWA PCG TRAINING AND EDUCATIO
                   FUND, U/A 5/23/96
                   DTD 5-23-96 PO BOX 1270
                   BRISTOL VA 24203

                   NFSC FEBO # W75-025127               425,046.35   34.91%       0.31%         0.31%
                   PALM MICROSYSTEMS INC                Investor C
                   630 ALDER DR.
                   MILPITAS CA 95035

                   NFSC FEBO # W79-107433                62,972.86    5.17%       0.05%         0.05%
                   THOMAS L LARRY                       Investor C
                   SUZANNE M LARRY
                   243 HILLVIEW DR
                   GOLETA CA 93117

                   NFSC FEBO # W75-642037                64,151.15    5.26%       0.05%         0.05%
                   DAVID A CLARK TTEE                   Investor C
                   DAVID A CLARK MD MEDICAL CORP
                   MP PEN PL
                   PO BOX 1416
                   PEBBLE BEACH CA 93953

                   BANK OF AMERICA NA               120,632,806.35   98.77%      89.01%        89.01%
                   ATTN TONY FARRER                      Primary A
                   TX1-945-08-18
                   411 NORTH AKARD ST
                   DALLAS TX 75201-3307

                   RELIANCE TRUST CO                     34,934.84   99.99%       0.03%         0.03%
                   PO BOX 48449                          Primary B
                   ATLANTA GA 30362

Short-Term Income  NFSC FEBO # W16-698636               912,647.19   11.01%       1.69%         1.69%
Fund               TRYON ASSURANCE CO LTD               Investor A
                   VICTORIA HALL 11 VICTORIA ST
                   HAMILTON BERMUDA 21
                   BERMUDA

                                                                              Percentage    Percentage
                                                       Total      Percentage    of Fund    of Fund Post
Fund                        Name and Address        Shares/Class   of Class  (All Classes)   Closing

                     BANC OF AMERICA SECURITIES LLC  2,050,203.45   24.75%       3.80%         3.80%
                     734-00046-18                      Investor A
                     CA5-801-07-13
                     600 MONTGOMERY STREET
                     SAN FRANCISCO CA 94111

                     NFSC FEBO # W16-029262          1,510,779.80   18.23%       2.80%         2.80%
                     TRYON ASSURANCE CO LTD            Investor A
                     CREDIT CARD REINSURANCE
                     VICTORIA HALL 11 VICTORIA ST
                     HAMILTON BERMUDA 21
                     BERMUDA

                     NFSC FEBO # W17-731269             45,872.90   17.54%       0.09%         0.09%
                     WEST ANDERSON RURAL WATER &       Investor B
                     SEWER CO INC
                     2767 WHITEHALL RD
                     ANDERSON SC 29625

                     NFSC FEBO # W17-731277             27,203.53   10.40%       0.05%         0.05%
                     W ANDERSON RURAL WATER &          Investor B
                     SEWER RESERVE FUND
                     2767 WHITEHALL RD
                     ANDERSON SC 29625

                     NFSC FEBO # W17-737127             15,076.60    5.76%       0.03%         0.03%
                     CLEMSON ARCHITECTURAL FNDTN       Investor B
                     108 STRODE TOWER
                     CLEMSON SC 29634

                     NFSC FEBO # W75-621188               249,501   11.26%       0.46%         0.46%
                     JESUIT COMMNTY                    Investor C
                     SANTA CLARA UNIVERSITY
                     SANTA CLARA CA 95053

                     NFSC FEBO # W75-025127            396,517.41   17.89%       0.74%         0.74%
                     PALM MICROSYSTEMS INC             Investor C
                     630 ALDER DR.
                     MILPITAS CA 95035

                     BANK OF AMERICA NA             41,032,547.05   95.09%      76.15%        76.15%
                     ATTN TONY FARRER                   Primary A
                     TX1-945-08-18
                     411 NORTH AKARD ST
                     DALLAS TX 75201-3307

                     STEPHENS INC                            1.03  100.00%       0.00%         0.00%
                     ATTN: CINDY COLE                   Primary B
                     111 CENTER STREET
                     LITTLE ROCK AR 72201

Short-Term Municipal NFSC FEBO # W73-032085            682,821.64    7.25%       2.03%         2.03%
Income Fund          MARTIN AND MARSHA BRANDER TRUS    Investor A
                     MARTIN I BRANDER
                     U/A 12/05/1995
                     323 N CARMELINA AVE
                     LOS ANGELES CA 90049

                     NFSC FEBO # W77-452637            490,978.85    5.21%       1.46%         1.46%
                     BRIAN ROSS CARTMELL               Investor A
                     9714 23RD AVE NW
                     SEATTLE WA 98117

                                                                                 Percentage    Percentage
                                                          Total      Percentage    of Fund    of Fund Post
Fund                        Name and Address           Shares/Class   of Class  (All Classes)   Closing

                   NFSC FEBO # W14-726940                  15,925.44    6.51%       0.05%         0.05%
                   JUDITH C BROWN                         Investor B
                   708 OLD GREENVILLE RD
                   FAYETTEVILLE GA 30215

                   NFSC FEBO # W26-643050                  18,387.99    7.52%       0.05%         0.05%
                   MRS ANN W CUTCHINS                     Investor B
                   5906 OCEANFRONT
                   VIRGINIA BCH VA 23451

                   NFSC FEBO # W26-783200                  43,503.27   17.80%       0.13%         0.13%
                   JAMES H SPARKS                         Investor B
                   KAREN M SPARKS
                   4006 N WITCHDUCK RD
                   VIRGINIA BCH VA 23455

                   NFSC FEBO # W52-709450                  12,955.93    5.30%       0.04%         0.04%
                   KIRK S KOWALEWSKI                      Investor B
                   JEANETTE KOWALEWSKI
                   13008 W 128TH PL
                   OVERLAND PARK KS 66213

                   MERRILL LYNCH, PIERCE, FENNER          208,658.55   11.69%       0.62%         0.62%
                   & SMITH INC FOR THE SOLE BENEFIT       Investor C
                   OF ITS CUSTOMERS
                   ATTENTION SERVICE TEAM
                   4800 DEER LAKE DRIVE EAST 3RD FLOOR
                   JACKSONVILLE FL 32246

                   NFSC FEBO # W74-008125                  97,976.05    5.49%       0.29%         0.29%
                   ROBERT FETZER                          Investor C
                   PO BOX 348
                   REDWOOD VALLEY CA 95470

                   BANK OF AMERICA NA                  21,724,135.87   98.23%      64.65%        64.65%
                   ATTN TONY FARRER                        Primary A
                   TX1-945-08-18
                   411 NORTH AKARD ST
                   DALLAS TX 75201-3307

Small Company Fund MERRILL LYNCH, PIERCE, FENNER           26,144.65   11.07%       0.05%         0.05%
                   & SMITH INC FOR THE SOLE BENEFIT       Investor C
                   OF ITS CUSTOMERS
                   ATTENTION SERVICE TEAM
                   4800 DEER LAKE DRIVE EAST
                   3RD FLOOR
                   JACKSONVILLE FL 32246

                   BANK OF AMERICA NA                  41,513,063.59   92.76%      75.21%        75.21%
                   ATTN TONY FARRER                        Primary A
                   TX1-945-08-18
                   411 NORTH AKARD ST
                   DALLAS TX 75201-3307

                   STEPHENS INC                                 1.14  100.00%       0.00%         0.00%
                   ATTN: CINDY COLE                        Primary B
                   111 CENTER STREET
                   LITTLE ROCK AR 72201

                                                                               Percentage    Percentage
                                                        Total      Percentage    of Fund    of Fund Post
Fund                        Name and Address         Shares/Class   of Class  (All Classes)   Closing

SmallCap Index Fund DADE COMMUNITY FOUNDATION INC        44,035.94    8.05%       0.16%         0.16%
                    200 SOUTH BISCAYNE BLVD STE 2780    Investor A
                    MIAMI FL 33131-2343

                    CHARLES SCHWAB & CO INC             116,812.26   21.37%       0.44%         0.44%
                    SPECIAL CUSTODY ACCOUNT             Investor A
                    FOR BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS
                    101 MONTGOMERY STREET
                    SAN FRANCISCO CA 94104

                    WILMINGTON TRUST CO CUST FBO         44,542.53    8.15%       0.17%         0.17%
                    BERMAN FAMILY INVESTMENT            Investor A
                    LIMITED PARTNERSHIP A/C 55346-0
                    U/A DTD 05/24/01
                    PO BOX 8882 ATTN MUTUAL FUNDS
                    WILMINGTON DE 19899-8882

                    BANK OF AMERICA NA               20,631,917.04   78.68%      77.13%        77.13%
                    ATTN TONY FARRER                     Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX 75201-3307

                    BANK OF AMERICA NA TTEE           5,273,603.51   20.11%      19.71%        19.71%
                    NB 401K PLAN                         Primary A
                    U/A DTD 01/01/1983
                    P O BOX 2518/TX4-213-06-14
                    HOUSTON TX 77252-2518

                    STEPHENS INC                              1.04  100.00%       0.00%         0.00%
                    ATTN: CINDY COLE                     Primary B
                    111 CENTER STREET
                    LITTLE ROCK AR 72201

Strategic Income    JAMES B FORD AND                     17,811.06    9.52%       0.08%         0.08%
Fund                JOANNE W FORD JTTEN                 Investor C
                    3441 LEBANON PIKE STE 113
                    HERMITAGE TN 37076-2000

                    MERRILL LYNCH, PIERCE, FENNER        16,173.24    8.65%       0.07%         0.07%
                    & SMITH INC FOR THE SOLE BENEFIT    Investor C
                    OF ITS CUSTOMERS
                    ATTENTION SERVICE TEAM
                    4800 DEER LAKE DRIVE EAST
                    3RD FLOOR
                    JACKSONVILLE FL 32246

                    NFSC FEBO # W17-662682               17,675.10    9.45%       0.08%         0.08%
                    NFSC/FMTC IRA ROLLOVER              Investor C
                    FBO LINDA G WALKER
                    7 SALLY ST
                    SPARTANBURG SC 29301

                    NFSC FEBO # W16-037044               12,817.16    6.85%       0.06%         0.06%
                    EDNA H DUNKLE                       Investor C
                    NFSC/FMTC IRA
                    GEORGE H DUNKLE DOD 4-30-00
                    207 N BEVERLY DR
                    LOCUST NC 28097

                                                                           Percentage    Percentage
                                                   Total       Percentage    of Fund    of Fund Post
Fund                   Name and Address         Shares/Class    of Class  (All Classes)   Closing

                NFSC FEBO # W25-059382              28,604.34   15.29%       0.12%         0.12%
                JOHN L MANNING III P/ADM           Investor C
                ORGAIN READY MIX PFT SHRING PL
                240 KRAFT ST
                CLARKSVILLE TN 37040

                NFSC FEBO # W75-105058              10,468.17   5.59%        0.05%         0.05%
                ERIC W VERGARI                     Investor C
                SUSAN A VERGARI
                ONE BRIGHTWOOD CIR
                DANVILLE CA 94506

                BANK OF AMERICA NA              15,055,960.04   99.82%       65.78%        65.78%
                ATTN TONY FARRER                    Primary A
                TX1-945-08-18
                411 NORTH AKARD ST
                DALLAS TX 75201-3307

                STEPHENS INC                             1.06   100.00%      0.00%         0.00%
                ATTN: CINDY COLE                    Primary B
                111 CENTER STREET
                LITTLE ROCK AR 72201

Tax Exempt Fund NATIONAL FINANCIAL FOR THE     102,502,257.26   99.71%       5.40%         5.40%
                EXCLUSIVE BENEFIT OF OUR                Daily
                CUSTOMERS
                200 LIBERTY STREET
                1 WORLD FINANCIAL CTR
                ATTN MUTUAL FUNDS 5TH FLOOR
                NEW YORK NY 10281

                NATIONAL FINANCIAL FOR THE      50,081,972.18   71.14%       5.40%         5.40%
                EXCLUSIVE BENEFIT OF OUR           Investor A
                CUSTOMERS
                200 LIBERTY STREET
                1 WORLD FINANCIAL CENTER
                ATTN MUTUAL FUNDS 5TH FLOOR
                NEW YORK NY 10281

                BANC OF AMERICA SECURITIES LLC  16,363,062.62   23.24%       0.58%         0.58%
                ATTN MUTUAL FUNDS                  Investor A
                600 MONTGOMERY ST
                SAN FRANCISCO CA 94111

                HARE & CO, BANK OF NEW YORK     17,517,154.62   7.90%        0.62%         0.62%
                ATTN STIF/MASTER NOTE              Investor A
                ONE WALL STREET 2ND FL
                NEW YORK, NY 10286

                NFSC FEBO # W16-624101             213,170.15   79.73%       0.01%         0.01%
                ALFRED K SAMPSON                   Investor C
                527 NC HWY 150 WEST
                GREENSBORO NC 27544

                NFSC FEBO # W14-795372              31,455.81   11.76%       0.00%         0.00%
                MONTESE B GUINN                    Investor C
                560 GEORGIA AV
                FAYETTEVILLE GA 30214

                NFSC FEBO # W67-609994              16,361.76   6.11%        0.00%         0.00%
                RICARDO SERRA                      Investor C
                RUA PROF VITAL PALMAE SILVA 78
                SAO PAULO/SP BRAZIL 25
                SAO PAULO
                BRAZIL

                                                                               Percentage    Percentage
                                                      Total        Percentage    of Fund    of Fund Post
Fund                     Name and Address          Shares/Class     of Class  (All Classes)   Closing

                  BANK OF AMERICA NA             2,392,985,414.49    98.62%      84.63%        84.63%
                  ATTN TONY FERRER                      Primary A
                  TX1-945-08-18
                  411 NORTH AKARD ST
                  DALLAS TX 75201-3307

                  BANK OF AMERICA NA                 5,949,597.28    100.0%      0.21%         0.21%
                  ATTN TONY FERRER (B SHARES)           Primary B
                  TX1-945-08-18
                  411 NORTH AKARD ST
                  DALLAS TX 75201-3307

Treasury Reserves BANK OF AMERICA NA                628,032,011.6    21.42%      10.95%        9.23%
                  AGENT FBO                               Advisor
                  GLOBAL FINANCE SWEEP
                  CUSTOMERS
                  c/o NATIONS FUNDS
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                  BANK OF AMERICA                     562,000,000    19.17%      26.69%        22.51%
                  SWP DISBURSEMENT NC                     Advisor
                  BANK OF AMERICA
                  SWEEP/AUTOBORROW
                  c/o NATIONS FUNDS
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                  HARE & CO, BANK OF NEW YORK      566,572,039.20    19.32%      6.83%         14.08%
                  c/o NATIONS FUNDS                       Advisor
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                  KPMG PEAT MARWICK LL                194,000,000    8.18%       2.00%         1.68%
                  c/o NATIONS FUNDS                       Capital
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                  BANC OF AMERICA SECURITIES LLC   367,223,427.89    15.48%      3.78%         3.19%
                  c/o NATIONS FUNDS                       Capital
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                  PHELPS DODGE CORPORATION         285,967,666.96    12.06%      2.94%         2.48%
                  c/o NATIONS FUNDS                       Capital
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                  AMERICAN NATIONAL RED CROSS      131,306,290.12    5.53%       1.35%         1.14%
                  c/o NATIONS FUNDS                       Capital
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                  AT&T CORP                           400,000,000    16.86%      4.12%         3.47%
                  c/o NATIONS FUNDS                       Capital
                  ONE BANK OF AMERICA PLAZA
                  33RD FLOOR
                  CHARLOTTE, NC 28255

                                                               Percentage    Percentage
                                        Total      Percentage    of Fund    of Fund Post
Fund        Name and Address         Shares/Class   of Class  (All Classes)   Closing

     BANK OF AMERICA NA                436,000,000   33.82%      10.95%         9.23%
     AGENT FBO                               Daily
     GLOBAL FINANCE SWEEP CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA                373,525,416.29   28.97%      26.69%        22.51%
     SWP DISBURSEMENT NC                     Daily
     BANK OF AMERICA
     SWEEP/AUTOBORROW
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE     304,118,379.23   23.59%       3.65%         3.56%
     EXCLUSIVE BENEFIT OF OUR                Daily
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     PILLOWTEX CORPORATION            5,206,660.33    9.81%       0.05%         0.05%
     c/o NATIONS FUNDS                       Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     TIGUA INDIAN RESERVATION        17,350,264.48   32.69%       0.18%         0.15%
     YSLETA DEL SUR PUEBLO                   Instl
     MINOR ACCOUNT
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     CLARK COUNTY PUBLIC GUARDIAN        8,000,000   15.07%       0.08%         0.07%
     c/o NATIONS FUNDS                       Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     CLARK COUNTY PUBLIC                 8,500,000   16.01%       0.09%         0.07%
     ADMINISTRATOR                           Instl
     JARED E SHAFER PUBLIC
     ADMINISTRATOR
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     PROFIT RECOVERY GROUP USA INC       8,000,000   15.07%       0.08%         0.07%
     c/o NATIONS FUNDS                       Instl
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                            Percentage    Percentage
                                     Total      Percentage    of Fund    of Fund Post
Fund      Name and Address        Shares/Class   of Class  (All Classes)   Closing

     HARE & CO, BANK OF NEW YORK 97,479,879.67   13.63%       6.83%         14.08%
     c/o NATIONS FUNDS            Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NATIONAL FINANCIAL FOR THE  50,860,073.68   7.11%        3.65%         3.56%
     EXCLUSIVE BENEFIT OF OUR     Investor
     CUSTOMERS
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     SILICON VALLEY BANK         537,697,116.35  75.20%       5.53%         4.66%
     c/o NATIONS FUNDS            Investor
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W32-105767      9,199.13        9.01%        0.00%         0.00%
     TU NGUYEN                    Investor B
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W14-618039      53,384.77       52.31%       0.00%         0.00%
     SUSIE BEARD                  Investor B
     ELLA P BEARD
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W25-025950      18,676.05       18.30%       0.00%         0.00%
     NFSC/FMTC IRA ROLLOVER       Investor B
     FBO HOWARD E SOLOMON
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     NFSC FEBO # W38-050156      20,154.23       19.75%       0.00%         0.00%
     ROBERT L COLEMAN             Investor B
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     STEPHENS INC                10              100.00%      0.00%         0.00%
     c/o NATIONS FUNDS           Investor C
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

     BANK OF AMERICA SWP         26,000,000      8.46%        26.69%        22.51%
     DISBURSEMENT NC              Liquidity
     BANK OF AMERICA
     SWEEP/AUTOBORROW
     FIRST CITIZENS BLDG
     c/o NATIONS FUNDS
     ONE BANK OF AMERICA PLAZA
     33RD FLOOR
     CHARLOTTE, NC 28255

                                                                         Percentage    Percentage
                                                 Total       Percentage    of Fund    of Fund Post
Fund               Name and Address           Shares/Class    of Class  (All Classes)   Closing

           FRONTIER GENERAL TRUSTEE FOR           23,493,000    7.64%       0.24%         0.20%
           OCCUPATIONAL ACCIDENT & REINS           Liquidity
           POOL YEAR 4
           c/o NATIONS FUNDS
           ONE BANK OF AMERICA PLAZA
           33RD FLOOR
           CHARLOTTE, NC 28255

           SWINERTON & WALBERG CO              44,329,083.10   14.43%       0.46%         0.38%
           MR JAMES R GILLETTE EXEC VP             Liquidity
           c/o NATIONS FUNDS
           ONE BANK OF AMERICA PLAZA
           33RD FLOOR
           CHARLOTTE, NC 28255

           PALMETTO BRIDGE CONSTRUCTORS        30,750,562.73   10.01%       0.32%         0.27%
           c/o NATIONS FUNDS                       Liquidity
           ONE BANK OF AMERICA PLAZA
           33RD FLOOR
           CHARLOTTE, NC 28255

           BANK OF AMERICA SWP              1,322,000,000.00   99.99%      26.69%        22.51%
           DISBURSEMENT NC                            Market
           BANK OF AMERICA
           SWEEP/AUTOBORROW
           c/o NATIONS FUNDS
           ONE BANK OF AMERICA PLAZA
           33RD FLOOR
           CHARLOTTE, NC 28255

           BANK OF AMERICA SWP                   310,500,000   87.46%      26.69%        22.51%
           DISBURSEMENT NC                           Service
           BANK OF AMERICA
           SWEEP/AUTOBORROW
           c/o NATIONS FUNDS
           ONE BANK OF AMERICA PLAZA
           33RD FLOOR
           CHARLOTTE, NC 28255

\          BANK OF AMERICA NA                 365,915,155.01   97.80%       3.77%         8.36%
           c/o NATIONS FUNDS                           Trust
           ONE BANK OF AMERICA PLAZA
           33RD FLOOR
           CHARLOTTE, NC 28255

Value Fund STUART K COLONNA TTEE                   70,969.72   10.52%       0.08%         0.08%
           BAYSHORE CONCRETE PRODUCTS             Investor C
           CORP
           RETIREMENT SAVINGS PLAN
           1 BAYSHORE RD P O BOX 230
           CAPE CHARLES VA 23310

           MERRILL LYNCH, PIERCE, FENNER           34,739.48    5.15%       0.04%         0.04%
           & SMITH INC FOR THE SOLE BENEFIT       Investor C
           OF ITS CUSTOMERS
           ATTENTION SERVICE TEAM
           4800 DEER LAKE DRIVE EAST
           3RD FLOOR
           JACKSONVILLE FL 32246

                                                              Percentage    Percentage
                                       Total      Percentage    of Fund    of Fund Post
Fund        Name and Address        Shares/Class   of Class  (All Classes)   Closing

     BANK OF AMERICA NA             54,698,761.23   74.07%      62.91%        62.91%
     ATTN TONY FARRER                   Primary A
     TX1-945-08-18
     411 NORTH AKARD ST
     DALLAS TX 75201-3307

     NATIONS FUNDS TRUST FOR         4,074,087.15    5.51%       4.69%         4.69%
     LIFEGOAL BALANCED GROWTH           Primary A
     PORTFOLIO
     ATTN BRIAN SMITH NC1-002-33-31
     101 SOUTH TRYON ST
     CHARLOTTE NC 28255

     BANK OF AMERICA NA TTEE         9,472,595.52   12.82%      10.90%        10.90%
     NB 401K PLAN                       Primary A
     U/A DTD 01/01/1983
     P O BOX 2518/TX4-213-06-14
     HOUSTON TX 77252-2518

     STEPHENS INC                           1,397  100.00%       0.00%         0.00%
     ATTN: CINDY COLE                   Primary B
     111 CENTER STREET
     LITTLE ROCK AR 72201

   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of December 27, 2001, Bank of America had voting control of 92.07% of the outstanding shares of Bond Fund; 29.19% of the outstanding shares of California Municipal Bond Fund; 59.56% of the outstanding shares of Emerging Markets Fund; 93.26% of the outstanding shares of Florida Intermediate Municipal Bond Fund; 58.01% of the outstanding shares of Florida Municipal Bond Fund; 93.76% of the outstanding shares of Intermediate Municipal Bond Fund; 63.33% of the outstanding shares of LargeCap Index Fund; 36.78% of the outstanding shares of Managed Index Fund; 70.70% of the outstanding shares of MidCap Growth Fund; 90.76% of the outstanding shares of Municipal Income Fund; 87.28% of the outstanding shares of Short-Intermediate Government Fund; 74.06% of the outstanding shares of Short-Term Income Fund; 63.14% of the outstanding shares of Short-Term Municipal Income Fund; 54.79% of the outstanding shares of Small Company Fund; 82.50% of the outstanding shares of SmallCap Index Fund; 61.70% of the outstanding shares of Strategic Income Fund; 74.59% of the outstanding shares of Tax Exempt Fund; and 39.28% of the outstanding shares of Value Fund. Accordingly, Bank of America may be considered to "control" these Funds. The address of Bank of America is: 411 N. Akard Street, TX1-945-0818, Dallas, TX 75201. Bank of America's control is likely to increase the chance that the Funds' shareholders will approve the proposed items.

   As of December 27, 2001, the officers and Board members of the Trust, the Company and Reserves as a group did not own more than 1% of any class of any Fund.

  Annual Meetings and Shareholder Meetings

   Neither the Trust, the Company, Reserves nor Nations Funds Trust presently holds annual meetings of shareholders for the election of Trustees/Directors and other business unless otherwise required by the 1940 Act.

                                OTHER BUSINESS

   The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

   Shareholder inquiries may be addressed to Nations Funds in writing at the address, or by phone at the phone number, on the cover page of this Proxy Statement.

                                    *  *  *

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY TELEPHONE OR ON-LINE.

   NATIONS FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF MARCH 31, 2001 ANNUAL REPORT AND SEPTEMBER 30, 2001 SEMI-ANNUAL REPORT FOR THE FUNDS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS FUNDS, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT
(800) 653-9427.

                                  APPENDIX A

                                   Glossary

Term Used in Proxy Statement             Definition
----------------------------             ----------
1933 Act................................ Securities Act of 1933, as amended
1934 Act................................ Securities Exchange Act of 1934, as amended
1940 Act................................ Investment Company Act of 1940, as amended
Adviser................................. BA Advisors, BACAP and/or Gartmore, as the
                                         context may require
BA Advisors............................. Banc of America Advisors, LLC
BACAP................................... Banc of America Capital Management, LLC
Bank of America......................... Bank of America, N.A.
Board................................... Any one Board of Trustees/Directors of the Trust, the
                                         Company, Reserves or Nations Funds Trust
Boards.................................. More than one of the Boards of Trustees/Directors of the Trust, the Company, Reserves or Nations Funds
                                         Trust
Bond Fund............................... Nations Bond Fund
California Municipal Bond Fund.......... Nations California Municipal Bond Fund
California Tax-Exempt Reserves.......... Nations California Tax-Exempt Reserves
Cash Reserves........................... Nations Cash Reserves
Closing................................. Closing of the Reorganization, expected to occur on
                                         May 10, 2002, except for California Municipal Bond
                                         Fund, Small Company Fund and Value Fund, which
                                         is expected to occur on May 17, 2002
Code.................................... Internal Revenue Code of 1986, as amended
Company................................. Nations Fund, Inc.
Companies............................... the Company, the Trust, Reserves and Nations Funds
                                         Trust
Emerging Markets Fund................... Nations Emerging Markets Fund
Florida Intermediate Municipal Bond Fund Nations Florida Intermediate Municipal Bond Fund
Florida Municipal Bond Fund............. Nations Florida Municipal Bond Fund
Fund(s)................................. Nations Bond Fund, Nations California Municipal
                                         Bond Fund, Nations California Tax-Exempt Reserves,
                                         Nations Cash Reserves, Nations Emerging Markets
                                         Fund, Nations Florida Intermediate Municipal Bond
                                         Fund, Nations Florida Municipal Bond Fund, Nations
                                         Government Reserves, Nations Intermediate
                                         Municipal Bond Fund, Nations LargeCap Index Fund,
                                         Nations Managed Index Fund, Nations MidCap
                                         Growth Fund, Nations Money Market Reserves,
                                         Nations Municipal Income Fund, Nations Municipal
                                         Reserves, Nations Short-Intermediate Government
                                         Fund, Nations Short-Term Income Fund, Nations
                                         Short-Term Municipal Income Fund, Nations
                                         SmallCap Index Fund, Nations Small Company Fund,
                                         Nations Strategic Income Fund, Nations Tax Exempt
                                         Fund, Nations Treasury Reserves and Nations Value
                                         Fund

Term Used in Proxy Statement          Definition
----------------------------          ----------
Gartmore............................. Gartmore Global Partners
Government Reserves.................. Nations Government Reserves
Intermediate Municipal Bond Fund..... Nations Intermediate Municipal Bond Fund
LargeCap Index Fund.................. Nations LargeCap Index Fund
Managed Index Fund................... Nations Managed Index Fund
Meeting(s)........................... The shareholder meeting(s) of the Funds that will be held jointly at 10:00 a.m., Eastern time, on March 27,
                                      2002, at One Bank of America Plaza, 101 South
                                      Tryon Street, 33rd Floor, Charlotte, North Carolina
MidCap Growth Fund................... Nations MidCap Growth Fund
Money Market Reserves................ Nations Money Market Reserves
Municipal Income Fund................ Nations Municipal Income Fund
Municipal Reserves................... Nations Municipal Reserves
Nations Funds or Nations Funds Family The fund complex that includes the Companies
Nations Money Market Funds........... The money market funds of the Trust and the
                                      Company
Nations Reserves Money Market Fund... The money market funds of Nations Funds Trust.
Proxy Statement...................... This proxy statement
Reorganization....................... The reorganization of the Fund(s) into the Successor
                                      Fund(s)
Reorganization Agreement(s).......... One or more of the: Agreement and Plan of
                                      Reorganization dated January 1, 2002 by and between
                                      Nations Fund Trust, on behalf of its Funds, and
                                      Nations Funds Trust, on behalf of the Successor
                                      Funds; Agreement and Plan of Reorganization dated
                                      January 1, 2002 by and between Nations Fund, Inc.,
                                      on behalf of its Funds, and Nations Funds Trust, on
                                      behalf of the Successor Funds; and Agreement and
                                      Plan of Reorganization dated January 1, 2002 by and
                                      between Nations Reserves, on behalf of its Funds, and
                                      Nations Funds Trust, on behalf of the Successor
                                      Funds
Reserves............................. The Capitol Mutual Funds d/b/a Nations Reserves
SEC.................................. United States Securities and Exchange Commission
Short-Intermediate Government Fund... Nations Short-Intermediate Government Fund
Short-Term Income Fund............... Nations Short-Term Income Fund
Short-Term Municipal Income Fund..... Nations Short-Term Municipal Income Fund
SmallCap Index Fund.................. Nations SmallCap Index Fund
Small Company Fund................... Nations Small Company Fund
Strategic Income Fund................ Nations Strategic Income Fund
Successor Fund(s).................... Nations Bond Fund (successor), Nations California
                                      Municipal Bond Fund (successor), Nations California
                                      Tax-Exempt Reserves (successor), Nations Cash
                                      Reserves (successor), Nations Emerging Markets
                                      Fund (successor), Nations Florida Intermediate
                                      Municipal Bond Fund (successor), Nations Florida
                                      Municipal Bond Fund (successor), Nations
                                      Government Reserves (successor), Nations
                                      Intermediate Municipal Bond Fund (successor),
                                      Nations LargeCap Index Fund (successor), Nations

              Term Used in Proxy
              Statement                 Definition
              ---------                 ----------
                                        Managed Index Fund
                                        (successor), Nations
                                        MidCapGrowth Fund
                                        (successor), Nations
                                        Money MarketReserves
                                        (successor), Nations
                                        Municipal IncomeFund
                                        (successor), Nations
                                        Municipal
                                        Reserves(successor),
                                        Nations
                                        Short-Intermediate
                                        GovernmentFund
                                        (successor), Nations
                                        Short-Term Income
                                        Fund(successor), Nations
                                        Short-Term Municipal
                                        IncomeFund (successor),
                                        Nations SmallCap Index
                                        Fund(successor), Nations
                                        Small Company
                                        Fund(successor), Nations
                                        Strategic Income
                                        Fund(successor), Nations
                                        Tax-Exempt
                                        Reserves(successor),
                                        Nations Treasury Reserves
                                        (successor)and Nations
                                        Value Fund (successor)
              Tax Exempt Fund.......... Nations Tax Exempt Fund
              Tax-Exempt Reserves       Nations Tax-Exempt
                (successor)............ Reserves, the Successor
                                        Fund toTax Exempt Fund
              Treasury Reserves........ Nations Treasury Reserves
              Trust.................... Nations Fund Trust
              Value Fund............... Nations Value Fund

                                  APPENDIX B

                     Expense Summaries of Tax Exempt Fund

   The following tables describe the fees and expenses associated with holding Tax Exempt Fund and its corresponding Successor Fund shares. In particular, the tables (a) compare the fees and expenses as of August 31, 2001, for each class of Tax Exempt Fund and the corresponding class of its Successor Fund, and (b) show the estimated fees and expenses for the Successor Fund on a pro forma basis after giving effect to the Reorganization.

   The fund operating expense levels shown in this Proxy Statement assume net asset levels as of August 31, 2001; pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

   The pro forma expense presentations are not shown for any other Funds or Successor Funds because in each such case fees and expenses for the Successor Fund would remain exactly the same as that of its corresponding Fund prior to the Reorganization.

  Primary A Shares/Trust Class

                                                                                       Tax-Exempt
                                                                                        Reserves
                                                                       Tax Exempt Fund (successor)
                                                                       --------------- -----------
Shareholder Fees
(fees paid directly from your investment)
 . Maximum sales charge (load) imposed on purchases, as a % of offering
   price..............................................................     none          none
 . Maximum deferred sales charge (load) as a % of the lower of the
   original purchase price or net asset value.........................     none          none
Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
 . Management fees.....................................................      0.20%         0.15%
 . Shareholder administration fees.....................................      0.00%         0.10%
 . Other expenses......................................................      0.13%         0.13%
                                                                           ------        ------
 . Total annual Fund operating expenses................................      0.33%         0.38%
 . Fee waivers and/or reimbursements...................................     (0.03)%       (0.08)%
                                                                           ------        ------
 . Total net expenses/1/...............................................      0.30%         0.30%
                                                                           ======        ======

--------
/1/ The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

   This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Primary A Shares of the Fund or Trust Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        Fund                            1 year 3 years 5 years 10 years
        ----                            ------ ------- ------- --------
        Tax Exempt Fund                  $31    $103    $182     $415
        Tax-Exempt Reserves (successor)  $31    $114    $205     $473

  Primary B Shares/Investor Class

                                                                                       Tax-Exempt
                                                                                        Reserves
                                                                       Tax Exempt Fund (successor)
                                                                       --------------- -----------
Shareholder Fees
(fees paid directly from your investment)
 . Maximum sales charge (load) imposed on purchases, as a % of offering
   price..............................................................       none          none
 . Maximum deferred sales charge (load) as a % of the lower of the
   original purchase price or net asset value.........................       none          none
Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
 . Management fees.....................................................       0.20%         0.15%
 . Distribution (12b-1) and/or shareholder servicing fees..............       0.25%         0.35%
 . Other expenses......................................................       0.13%         0.13%
                                                                            -----         -----
 . Total annual Fund operating expenses................................       0.58%         0.63%
 . Fee waivers and/or reimbursements...................................      (0.03)%       (0.08)%
                                                                            -----         -----
 . Total net expenses/1/...............................................       0.55%         0.55%
                                                                            =====         =====

--------
/1/ The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

   This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Primary B Shares of the Fund or Investor Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        Fund                            1 year 3 years 5 years 10 years
        ----                            ------ ------- ------- --------
        Tax Exempt Fund                  $56    $183    $321     $723
        Tax-Exempt Reserves (successor)  $56    $194    $343     $779

  Investor A Shares

                                                                                       Tax-Exempt
                                                                                        Reserves
                                                                       Tax Exempt Fund (successor)
                                                                       --------------- -----------
Shareholder Fees
(fees paid directly from your investment)
 . Maximum sales charge (load) imposed on purchases, as a % of offering
   price..............................................................       none          none
 . Maximum deferred sales charge (load) as a % of the lower of the
   original purchase price or net asset value.........................       none          none
Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
 . Management fees.....................................................       0.20%         0.15%
 . Shareholder administration fees.....................................       0.00%         0.10%
 . Distribution (12b-1) and/or shareholder servicing fees..............       0.35%         0.35%
 . Other expenses......................................................       0.13%         0.13%
                                                                            -----         -----
 . Total annual Fund operating expenses................................       0.68%         0.73%
 . Fee waivers and/or reimbursements...................................      (0.03)%       (0.08)%
                                                                            -----         -----
 . Total net expenses/1/...............................................       0.65%         0.65%
                                                                            =====         =====

--------
/1/ The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

   This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor A Shares of the Fund or Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                            1 year 3 years 5 years 10 years
----                            ------ ------- ------- --------
Tax Exempt Fund                  $66    $215    $376     $844
Tax-Exempt Reserves (successor)  $66    $225    $398     $899

  Investor B Shares/Investor Class

                                                                                       Tax-Exempt
                                                                                        Reserves
                                                                       Tax Exempt Fund (successor)
                                                                       --------------- -----------
Shareholder Fees
(fees paid directly from your investment)
 . Maximum sales charge (load) imposed on purchases, as a % of offering
   price..............................................................       none          none
 . Maximum deferred sales charge (load) as a % of the lower of the
   original purchase price or net asset value.........................       none          none
Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
 . Management fees.....................................................       0.20%         0.15%
 . Distribution (12b-1) and/or shareholder servicing fees..............       0.35%         0.35%
 . Other expenses......................................................       0.13%         0.13%
                                                                            -----         -----
 . Total annual Fund operating expenses................................       0.68%         0.63%
 . Fee waivers and/or reimbursements...................................      (0.13)%       (0.08)%
                                                                            -----         -----
 . Total net expenses/1/...............................................       0.55%         0.55%
                                                                            =====         =====

--------
/1/ The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

   This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor B Shares of the Fund or Investor Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                            1 year 3 years 5 years 10 years
----                            ------ ------- ------- --------
Tax Exempt Fund                  $56    $204    $366     $834
Tax-Exempt Reserves (successor)  $56    $194    $343     $779

  Investor C Shares/Investor Class

                                                                                       Tax-Exempt
                                                                                        Reserves
                                                                       Tax Exempt Fund (successor)
                                                                       --------------- -----------
Shareholder Fees
(fees paid directly from your investment)
 . Maximum sales charge (load) imposed on purchases, as a % of offering
   price..............................................................       none          none
 . Maximum deferred sales charge (load) as a % of the lower of the
   original purchase price or net asset value.........................       none          none
Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
 . Management fees.....................................................       0.20%         0.15%
 . Distribution (12b-1) and/or shareholder servicing fees..............       0.25%         0.35%
 . Other expenses......................................................       0.13%         0.13%
                                                                            -----         -----
 . Total annual Fund operating expenses................................       0.58%         0.63%
 . Fee waivers and/or reimbursements...................................      (0.03)%       (0.08)%
                                                                            -----         -----
 . Total net expenses/1/...............................................       0.55%         0.55%
                                                                            =====         =====

--------
/1/ The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

   This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor C Shares of the Fund or Investor Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                            1 year 3 years 5 years 10 years
----                            ------ ------- ------- --------
Tax Exempt Fund                  $56    $183    $321     $723
Tax-Exempt Reserves (successor)  $56    $194    $343     $779

  Daily Shares/Daily Class

                                                                                       Tax-Exempt
                                                                                        Reserves
                                                                       Tax Exempt Fund (successor)
                                                                       --------------- -----------
Shareholder Fees
(fees paid directly from your investment)
 . Maximum sales charge (load) imposed on purchases, as a % of offering
   price..............................................................       none          none
 . Maximum deferred sales charge (load) as a % of the lower of the
   original purchase price or net asset value.........................       none          none
Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
 . Management fees.....................................................       0.20%         0.15%
 . Distribution (12b-1) and/or shareholder servicing fees..............       0.70%         0.60%
 . Other expenses......................................................       0.13%         0.13%
                                                                            -----         -----
 . Total annual Fund operating expenses................................       1.03%         0.88%
 . Fee waivers and/or reimbursements...................................      (0.23)%       (0.08)%
                                                                            -----         -----
 . Total net expenses/1/...............................................       0.80%         0.80%
                                                                            =====         =====

--------
/1/ The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

   This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Daily Shares of the Fund or Daily Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                            1 year 3 years 5 years 10 years
----                            ------ ------- ------- --------
Tax Exempt Fund                  $82    $305    $546    $1,239
Tax-Exempt Reserves (successor)  $82    $273    $480    $1,077

                                  APPENDIX C

    Comparison of Fundamental Policies and Limitations of the Funds and the
                                Successor Funds

Fundamental Investment Policies and Limitations

Bond Fund, Florida Intermediate Municipal Bond
Fund, Florida Municipal Bond Fund, Intermediate
Municipal Bond Fund, LargeCap Index Fund,
Managed Index Fund, MidCap Growth Fund,
Municipal Income Fund, Short-Intermediate
Government Fund, Short-Term Income Fund, Short-
Term Municipal Income Fund, SmallCap Index
Fund, Strategic Income Fund, Tax Exempt Fund and
Value Fund may not:                                        Their Successor Funds may not:
---------------------------------------------------------- --------------------------------------------------------

1. Underwrite securities issued by any other person,       1. Underwrite any issue of securities within the
   except to the extent that the purchase of securities       meaning of the 1933 Act except when it might
   and the later disposition of such securities in            technically be deemed to be an underwriter
   accordance with the Fund's investment program              either (a) in connection with the disposition of a
   may be deemed an underwriting. This restriction            portfolio security, or (b) in connection with the
   shall not limit a Fund's ability to invest in              purchase of securities directly from the issuer
   securities issued by other registered investment           thereof in accordance with its investment
   companies.                                                 objective. This restriction shall not limit the
                                                              Fund's ability to invest in securities issued by
                                                              other registered investment companies.
2. Invest in real estate or real estate limited            2. Purchase or sell real estate, except a Fund may
   partnership interests. (A Fund may, however,               purchase securities of issuers which deal or
   purchase and sell securities secured by real estate        invest in real estate and may purchase securities
   or interests therein or issued by issuers which            which are secured by real estate or interests in
   invest in real estate or interests therein.) This          real estate.
   restriction does not apply to real estate limited
   partnerships listed on a national stock exchange
   (e.g., the NYSE).
3. Purchase or sell commodity contracts except that        3. Purchase or sell commodities, except that a Fund
   each Fund may, to the extent appropriate under its         may to the extent consistent with its investment
   investment policies, purchase publicly traded              objective, invest in securities of companies that
   securities of companies engaging in whole or in            purchase or sell commodities or which invest in
   part in such activities, may enter into futures            such programs, and purchase and sell options,
   contracts and related options, may engage in               forward contracts, futures contracts, and options
   transactions on a when-issued or forward                   on futures contracts. This limitation does not
   commitment basis, and may enter into forward               apply to foreign currency transactions including
   currency contracts in accordance with its                  without limitation forward currency contracts.
   investment policies.
4. Make loans, except that a Fund may purchase and         4. Make loans, except to the extent permitted by the
   hold debt instruments (whether such instruments            1940 Act, the rules and regulations thereunder
   are part of a public offering or privately placed),        and any exemptive relief obtained by the Funds.
   may enter into repurchase agreements and may
   lend portfolio securities in accordance with its
   investment policies.

Bond Fund, Florida Intermediate Municipal Bond
Fund, Florida Municipal Bond Fund, Intermediate
Municipal Bond Fund, LargeCap Index Fund,
Managed Index Fund, MidCap Growth Fund,
Municipal Income Fund, Short-Intermediate
Government Fund, Short-Term Income Fund, Short-
Term Municipal Income Fund, SmallCap Index
Fund, Strategic Income Fund, Tax Exempt Fund and
Value Fund may not:                                          Their Successor Funds may not:
------------------------------------------------------------ ----------------------------------------------------------
5. Borrow money or issue senior securities as defined        5. Borrow money or issue senior securities except
   in the 1940 Act except that (a) a Fund may borrow            to the extent permitted by the 1940 Act, the rules
   money from banks for temporary purposes in                   and regulations thereunder and any exemptive
   amounts up to one-third of the value of such Fund's          relief obtained by the Funds.
   total assets at the time of borrowing, provided that
   borrowings in excess of 5% of the value of such
   Fund's total assets will be repaid prior to the
   purchase of additional portfolio securities by such
   Fund, (b) a Fund may enter into commitments to
   purchase securities in accordance with the Fund's
   investment program, including delayed delivery
   and when-issued securities, which commitments
   may be considered the issuance of senior securities,
   and (c) a Fund may issue multiple classes of shares
   in accordance with SEC regulations or exemptions
   under the 1940 Act. The purchase or sale of futures
   contracts and related options shall not be
   considered to involve the borrowing of money or
   issuance of senior securities. Each Fund may enter
   into reverse repurchase agreements or dollar roll
   transactions. The purchase or sale of futures
   contracts and related options shall not be
   considered to involve the borrowing of money or
   issuance of senior securities.

6. Purchase any securities which would cause 25% or          6. Purchase any securities which would cause 25%
   more of the value of the Fund's total assets at the          or more of the value of its total assets at the time
   time of such purchase to be invested in the                  of purchase to be invested in the securities of one
   securities of one or more issuers conducting their           or more issuers conducting their principal
   principal activities in the same industry, provided          business activities in the same industry, provided
   that this limitation does not apply to investments in        that: (a) there is no limitation with respect to
   obligations issued or guaranteed by the U.S.                 obligations issued or guaranteed by the U.S.
   Government, any state or territory of the United             Government, any state or territory of the United
   States, or any of their agencies, instrumentalities or       States, or any of their agencies, instrumentalities
   political subdivisions. In addition, this limitation         or political subdivisions, and (b) notwithstanding
   does not apply to investments by "money market               this limitation or any other fundamental
   funds" as that term is used under the 1940 Act, in           investment limitation, assets may be invested in
   obligations of domestic banks.                               the securities of one or more management
                                                                investment copies to the extent permitted by the
                                                                1940 Act, the rules and regulations thereunder
                                                                and any exemptive relief obtained by the Funds.

Bond Fund, Florida Intermediate Municipal Bond
Fund, Florida Municipal Bond Fund, Intermediate
Municipal Bond Fund, LargeCap Index Fund,
Managed Index Fund, MidCap Growth Fund,
Municipal Income Fund, Short-Intermediate
Government Fund, Short-Term Income Fund, Short-
Term Municipal Income Fund, SmallCap Index
Fund, Strategic Income Fund, Tax Exempt Fund and
Value Fund may not:                                           Their Successor Funds may not:
------------------------------------------------------------- -----------------------------------------------------------
7. Except for Florida Intermediate Municipal Bond             7. Purchase securities (except securities issued or
   Fund and Florida Municipal Bond Fund, purchase                guaranteed by the U.S. Government, its agencies
   securities of any one issuer (other than U.S.                 or instrumentalities) of any one issuer if, as a
   Government Obligations) if, immediately after such            result, more than 5% of its total assets will be
   purchase, more than 5% of the value of such Fund's            invested in the securities of such issuer or it
   total assets would be invested in the securities of           would own more than 10% of the voting
   such issuer, except that up to 25% of the value of the        securities of such issuer, except that (a) up to
   Fund's total assets may be invested without regard            25% of its total assets may be invested without
   to these limitations and with respect to 75% of such          regard to these limitations and (b) a Fund's
   Fund's assets, such Fund will not hold more than              assets may be invested in the securities of one or
   10% of the voting securities of any issuer.                   more management investment companies to the
                                                                 extent permitted by the 1940 Act, the rules and
                                                                 regulations thereunder and any exemptive relief
                                                                 obtained by the Funds.
8. Purchase any securities on margin (except for such         8. No corresponding fundamental investment
   short-term credits as are necessary for the clearance         policy
   of purchases and sales of portfolio securities) or sell
   any securities short (except against the box.) For
   purposes of this restriction, the deposit or payment
   by the Fund of initial or maintenanc e margin
   connection with futures contracts and related options
   and options on securities is not considered to be the
   purchase of a security on margin.
9. Under normal market conditions, Florida                    9. Under normal circumstances, Florida
   Intermediate Municipal Bond Fund and Florida                  Intermediate Municipal Bond Fund and Florida
   Municipal Bond Fund will each invest at least 80%             Municipal Bond Fund will each invest at least
   of its net assets plus investment borrowings in               80% of its net assets plus investment borrowings
   securities that pay interest exempt from federal              in securities that pay interest exempt from
   income tax and Florida state intangibles tax.                 federal income tax, other than the federal
                                                                 alternative minimum tax, and Florida state
                                                                 intangibles tax.
10. Under normal market conditions, Intermediate              10. Under normal circumstances, Intermediate
    Municipal Bond Fund, Municipal Income Fund and                Municipal Bond Fund, Municipal Income Fund
    Short-Term Municipal Income Fund will each                    and Short-Term Municipal Income Fund will
    invest at least 80% of its net assets plus investment         each invest at least 80% of its net assets plus
    borrowings in securities that pay interest exempt             investment borrowings in securities that pay
    from federal income tax.                                      interest exempt from federal income tax, other
                                                                  than the federal alternative minimum tax.
11. Under normal circumstances, Tax Exempt Fund               11. Under normal circumstances, Tax Exempt-
    will invest at least 80% of its net assets plus net           Reserves will invest at least 80% of its net assets
    investment borrowings in securities that pay                  plus net investment borrowings in securities that
    interest exempt from federal income tax.                      pay interest exempt from federal income tax.

Small Company Fund may not:                                Its Successor Fund may not:
---------------------------------------------------------- --------------------------------------------------------

1. Underwrite securities issued by any other person,       1. Underwrite any issue of securities within the
   except to the extent that the purchase of securities       meaning of the 1933 Act except when it might
   and the later disposition of such securities in            technically be deemed to be an underwriter
   accordance with the Fund's investment program              either (a) in connection with the disposition of a
   may be deemed an underwriting. This restriction            portfolio security, or (b) in connection with the
   shall not limit a Fund's ability to invest in              purchase of securities directly from the issuer
   securities issued by other registered investment           thereof in accordance with its investment
   companies.                                                 objective. This restriction shall not limit the
                                                              Fund's ability to invest in securities issued by
                                                              other registered investment companies.
2. Invest in real estate or real estate limited            2. Purchase or sell real estate, except a Fund may
   partnership interests. (A Fund may, however,               purchase securities of issuers which deal or
   purchase and sell securities secured by real estate        invest in real estate and may purchase securities
   or interests therein or issued by issuers which            which are secured by real estate or interests in
   invest in real estate or interests therein.) This          real estate.
   restriction does not apply to real estate limited
   partnerships listed on a national stock exchange
   (e.g., the NYSE).
3. Purchase or sell commodity contracts except that        3. Purchase or sell commodities, except that a Fund
   each Fund may, to the extent appropriate under its         may to the extent consistent with its investment
   investment policies, purchase publicly traded              objective, invest in securities of companies that
   securities of companies engaging in whole or in            purchase or sell commodities or which invest in
   part in such activities, may enter into futures            such programs, and purchase and sell options,
   contracts and related options, may engage in               forward contracts, futures contracts, and options
   transactions on a when-issued or forward                   on futures contracts. This limitation does not
   commitment basis, and may enter into forward               apply to foreign currency transactions including
   currency contracts in accordance with its                  without limitation forward currency contracts.
   investment policies.
4. Make loans, except that a Fund may purchase and         4. Make loans, except to the extent permitted by the
   hold debt instruments (whether such instruments            1940 Act, the rules and regulations thereunder
   are part of a public offering or privately placed),        and any exemptive relief obtained by the Funds.
   may enter into repurchase agreements and may
   lend portfolio securities in accordance with its
   investment policies.
5. Borrow money except as a temporary measure for          5. Borrow money or issue senior securities except
   extraordinary or emergency purposes or except in           to the extent permitted by the 1940 Act, the rules
   connection with reverse repurchase agreements and          and regulations thereunder and any exemptive
   mortgage rolls; provided that the respective Fund          relief obtained by the Funds.
   will maintain asset coverage of 300% for all
   borrowings.

Small Company Fund may not:                                   Its Successor Fund may not:
------------------------------------------------------------- ----------------------------------------------------------

6. Purchase any securities which would cause 25% or           6. Purchase any securities which would cause 25%
   more of the value of the Fund's total assets at the           or more of the value of its total assets at the time
   time of purchase to be invested in the securities of          of purchase to be invested in the securities of one
   one or more issuers conducting their principal                or more issuers conducting their principal
   business activities in the same industry, provided            business activities in the same industry, provided
   that: (a) there is no limitation with respect to (i)          that: (a) there is no limitation with respect to
   instruments issued or guaranteed by the United                obligations issued or guaranteed by the U.S.
   States, any state, territory or possession of the             Government, any state or territory of the United
   United States, the District of Columbia or any of             States, or any of their agencies, instrumentalities
   their authorities, agencies, instrumentalities or             or political subdivisions, and (b) notwithstanding
   political subdivisions and (ii) repurchase                    this limitation or any other fundamental
   agreements secured by the instruments described in            investment limitation, assets may be invested in
   clause (i); (b) wholly-owned finance companies                the securities of one or more management
   will be considered to be in the industries of their           investment copies to the extent permitted by the
   parents if their activities are primarily related to          1940 Act, the rules and regulations thereunder
   financing the activities of the parents; and (c)              and any exemptive relief obtained by the Funds.
   utilities will be divided according to their services,
   for example, gas, gas transmission, electric and gas,
   electric and telephone will each be considered a
   separate industry or (iii) with respect to the Small
   Company Fund, instruments issued by domestic
   branches of U.S. Banks. Purchase or sell real
   estate, except that the Fund may purchase securities
   of issuers which deal in real estate and may
   purchase securities which are secured by interest in
   real estate.

7. Purchase any securities on margin (except for such         7. No corresponding fundamental investment
   short-term credits as are necessary for the clearance         policy
   of purchases and sales of portfolio securities) or sell
   any securities short (except against the box.) For
   purposes of this restriction, the deposit or payment
   by the Fund of initial or maintenance margin
   connection with futures contracts and related options
   and options on securities is not considered to be the
   purchase of a security on margin.

Small Company Fund may not:                                 Its Successor Fund may not:
----------------------------------------------------------- --------------------------------------------------------
8. Purchase securities of any one issuer (other than        8. Purchase securities (except securities issued or
   securities issued or guaranteed by the U.S.                 guaranteed by the U.S. Government, its agencies
   Government, its agencies or instrumentalists or             or instrumentalities) of any one issuer if, as a
   certificates of deposit for any such securities) if,        result, more than 5% of its total assets will be
   immediately after such purchase, more than 5% of            invested in the securities of such issuer or it
   the value of the Fund's total assets would be               would own more than 10% of the voting
   invested in the securities of such issuer, or more          securities of such issuer, except that (a) up to
   than 10% of the issuer's outstanding voting                 25% of its total assets may be invested without
   securities would be owned by the Fund or the                regard to these limitations and (b) a Fund's
   Company; except that up to 25% of the value of a            assets may be invested in the securities of one or
   Fund's total assets may be invested without regard          more management investment companies to the
   to the foregoing limitations. For purposes of this          extent permitted by the 1940 Act, the rules and
   limitation, (a) a security is considered to be issued       regulations thereunder and any exemptive relief
   by the entity (or entities) whose assets and                obtained by the Funds.
   revenues back the security and (b) a guarantee of a
   security shall not be deemed to be a security issued
   by the guarantor when the value of securities issued
   and guaranteed by the guarantor, and owned by the
   Fund, does not exceed 10% of the value of the
   Fund's total assets. Each Fund will maintain asset
   coverage of 300% or maintain a segregated account
   with its custodian bank in which it will maintain
   cash, U.S. Government Securities or other liquid
   high grade debt obligations equal in value to its
   borrowing.

Cash Reserves, Government Reserves, Municipal
Reserves and Treasury Reserves may not:                    Their Successor Funds may not:
---------------------------------------------------------- --------------------------------------------------------

1. Act as an underwriter of securities of other issuers    1. Underwrite any issue of securities within the
   except as it may be deemed an underwriter in               meaning of the 1933 Act except when it might
   selling a Fund security.                                   technically be deemed to be an underwriter
                                                              either (a) in connection with the disposition of a
                                                              portfolio security, or (b) in connection with the
                                                              purchase of securities directly from the issuer
                                                              thereof in accordance with its investment
                                                              objective. This restriction shall not limit the
                                                              Fund's ability to invest in securities issued by
                                                              other registered investment companies.
2. Purchase or sell real estate, real estate limited       2. Purchase or sell real estate, except a Fund may
   partnership interests, commodities or commodities          purchase securities of issuers which deal or
   contracts.                                                 invest in real estate and may purchase securities
                                                              which are secured by real estate or interests in
                                                              real estate.
3. See No. 2 above                                         3. Purchase or sell commodities, except that a Fund
                                                              may to the extent consistent with its investment
                                                              objective, invest in securities of companies that
                                                              purchase or sell commodities or which invest in
                                                              such programs, and purchase and sell options,
                                                              forward contracts, futures contracts, and options
                                                              on futures contracts. This limitation does not
                                                              apply to foreign currency transactions including
                                                              without limitation forward currency contracts.
4. Make loans, except that (a) a Fund may purchase or      4. Make loans, except to the extent permitted by the
   hold debt instruments in accordance with its               1940 Act, the rules and regulations thereunder
   investment objective and policies; (b) may enter           and any exemptive relief obtained by the Funds.
   into repurchase agreement and non-negotiable time
   deposits, provided that repurchase agreements and
   non-negotiable time deposits maturing in more than
   seven days, illiquid restricted securities and other
   securities which are not readily marketable are not
   to exceed, in the aggregate, 10% of the Fund's total
   assets and (c) the Funds (except Municipal
   Reserves) may engage in securities lending as
   described in each prospectus and in this SAI.

Cash Reserves, Government Reserves, Municipal
Reserves and Treasury Reserves may not:                      Their Successor Funds may not:
------------------------------------------------------------ --------------------------------------------------------
5. Borrow money except for temporary or emergency            5. Borrow money or issue senior securities except
   purposes and then only in an amount not exceeding            to the extent permitted by the 1940 Act, the rules
   one-third of the value of total assets. Any                  and regulations thereunder and any exemptive
   borrowing will be done from a bank and to the                relief obtained by the Funds.
   extent that such borrowing exceeds 5% of the value
   of the Fund's assets, asset coverage of at least
   300% is required. In the event that such asset
   coverage shall at any time fall below 300%, the
   Fund shall, within three days thereafter or such
   longer period as the SEC may prescribe by rules
   and regulations, reduce the amount of its
   borrowings to such an extent that the asset
   coverage of such borrowings shall be at least
   300%. This borrowing provision is included solely
   to facilitate the orderly sale of portfolio securities
   to accommodate heavy redemption requests if they
   should occur and is not for investment purposes.
   All borrowings will be repaid before making
   additional investments and any interest paid on
   such borrowings will reduce income.

6. Acquire more than 10% of the voting securities of 6. Purchase any securities which would cause 25%
   any one issuer.                                      or more of the value of its total assets at the time
                                                        of purchase to be invested in the securities of one
                                                        or more issuers conducting their principal
                                                        business activities in the same industry, provided
                                                        that: (a) there is no limitation with respect to
                                                        obligations issued or guaranteed by the U.S.
                                                        Government, any state or territory of the United
                                                        States, or any of their agencies, instrumentalities
                                                        or political subdivisions, and (b) notwithstanding
                                                        this limitation or any other fundamental
                                                        investment limitation, assets may be invested in
                                                        the securities of one or more management
                                                        investment copies to the extent permitted by the
                                                        1940 Act, the rules and regulations thereunder
                                                        and any exemptive relief obtained by the Funds.

Cash Reserves, Government Reserves, Municipal
Reserves and Treasury Reserves may not:                        Their Successor Funds may not:
-------------------------------------------------------------- --------------------------------------------------------
7. Purchase securities of other investment companies           7. Purchase securities (except securities issued or
   except as permitted by the 1940 Act and the rules              guaranteed by the U.S. Government, its agencies
   and regulations thereunder and may only purchase               or instrumentalities) of any one issuer if, as a
   securities of other money market funds. Under these            result, more than 5% of its total assets will be
   rules and regulations, the Funds are prohibited from           invested in the securities of such issuer or it
   acquiring the securities of other investment                   would own more than 10% of the voting
   companies if, as a result of such acquisition, the             securities of such issuer, except that (a) up to
   Funds own more than 3% of the total voting stock of            25% of its total assets may be invested without
   the company; securities issued by any one                      regard to these limitations and (b) a Fund's
   investment company represent more than 5% of the               assets may be invested in the securities of one or
   Fund's total assets; or securities (other than treasury        more management investment companies to the
   stock) issued by all investment companies represent            extent permitted by the 1940 Act, the rules and
   more than 10% of the total assets of the Fund. These           regulations thereunder and any exemptive relief
   investment companies typically incur fees that are             obtained by the Funds.
   separate from those fees incurred directly by the
   Fund. A Fund's purchase of such investment
   company securities results in the layering of
   expenses, such that Shareholders would indirectly
   bear a proportionate share of the operating expenses
   of such investment companies, including advisory
   fees. It is the position of the SEC's staff that certain
   nongovernmental issues of CMOs and REMICS
   constitute investment companies pursuant to the
   1940 Act and either (a) investments in such
   instruments are subject to the limitations set forth
   above or (b) the issuers of such instruments have
   received orders from the SEC exempting such
   instruments from the definition of investment
   company.
8. Invest in companies for the purpose of exercising           8. No corresponding fundamental investment
   control.                                                       policy
9. Invest in warrants valued at lower of cost or market        9. No corresponding fundamental investment
   exceeding 5% of the Fund's net assets. Included in             policy
   that amount but not to exceed 2% of the Fund's net
   assets, may be warrants not listed on the NYSE or
   AMEX.
10. Write or purchase puts, calls or combinations              10. No corresponding fundamental investment
    thereof.                                                       policy
11. Invest in interest in oil, gas or other mineral            11. No corresponding fundamental investment
    exploration or development programs and oil, gas               policy
    or mineral leases.

12. Purchase or retain securities of an issuer if, to the      12. No corresponding fundamental investment
    knowledge of the NR, an officer, trustee, or partner           policy
    of NR or adviser of NR owns beneficially more
    than  1/2 of 1% of the shares or securities of such
    issuer and all such officers, trustees and partners
    owning more than  1/2 of 1% of such shares or
    securities together own more than 5% of such
    shares or securities.

Cash Reserves, Government Reserves, Municipal
Reserves and Treasury Reserves may not:                        Their Successor Funds may not:
-------------------------------------------------------------- -----------------------------------------------------------
13. Issue senior securities (as defined in the 1940 Act)       13. No corresponding fundamental investment
    except in connection with permitted borrowings as              policy
    described above or as permitted by rule, regulation
    or order of the SEC.
14. Make short sales of securities, maintain a short           14. No corresponding fundamental investment
    position or purchase securities on margin, except              policy
    that the Trust may obtain short-term credits as
    necessary for the clearance of security transactions.
15. Pledge, mortgage or hypothecate assets except to           15. No corresponding fundamental investment
    secure temporary borrowings permitted by (5)                   policy
    above in aggregate amounts not to exceed 10% of
    total assets taken at current value at the time of the
    incurrence of such loan, except as permitted with
    respect to securities lending.
16. Under normal circumstances, Municipal Reserves             16. Under normal circumstances, Municipal
    will invest at least 80% of its net assets plus                Reserves will invest at least 80% of its net assets
    investment borrowings in securities that pay                   plus investment borrowings in securities that pay
    interest exempt from federal income tax, other than            interest exempt from federal income tax, other
    the federal alternative minimum tax.                           than the federal alternative minimum tax.

Money Market Reserves may not:                             Its Successor Fund may not:
---------------------------------------------------------- --------------------------------------------------------

1. Act as an underwriter of securities within the          1. Underwrite any issue of securities within the
   meaning of the 1933 Act except to the extent that          meaning of the 1933 Act except when it might
   the purchase of obligations directly from the issuer       technically be deemed to be an underwriter
   thereof in accordance with the Fund's investment           either (a) in connection with the disposition of a
   objective, policies and limitations may be deemed          portfolio security, or (b) in connection with the
   to be underwriting.                                        purchase of securities directly from the issuer
                                                              thereof in accordance with its investment
                                                              objective. This restriction shall not limit the
                                                              Fund's ability to invest in securities issued by
                                                              other registered investment companies.
2. Purchase or sell real estate, except that the Fund      2. Purchase or sell real estate, except a Fund may
   may purchase securities of issuers which deal in           purchase securities of issuers which deal or
   real estate and may purchase securities which are          invest in real estate and may purchase securities
   secured by interests in real estate.                       which are secured by real estate or interests in
                                                              real estate.
3. Purchase or sell commodity contracts, or invest in      3. Purchase or sell commodities, except that a Fund
   oil, gas or mineral exploration or development             may to the extent consistent with its investment
   programs, except that the Fund may, to the extent          objective, invest in securities of companies that
   appropriate to its investment objective, purchase          purchase or sell commodities or which invest in
   publicly traded securities of companies engaging in        such programs, and purchase and sell options,
   whole or in part in such activities and may enter          forward contracts, futures contracts, and options
   into futures contracts and related options.                on futures contracts. This limitation does not
                                                              apply to foreign currency transactions including
                                                              without limitation forward currency contracts.
4. Make loans, except that the Fund may purchase and       4. Make loans, except to the extent permitted by the
   hold debt instruments and enter into repurchase            1940 Act, the rules and regulations thereunder
   agreements in accordance with its investment               and any exemptive relief obtained by the Funds.
   objective and policies and may lend portfolio
   securities.
5. Borrow money or issue senior securities, except         5. Borrow money or issue senior securities except
   that the Fund may borrow from banks and enter              to the extent permitted by the 1940 Act, the rules
   into reverse repurchase agreements for temporary           and regulations thereunder and any exemptive
   purposes in amounts up to one-third of the value of        relief obtained by the Funds.
   the total assets at the time of such borrowing or
   mortgage, pledge or hypothecate any assets, except
   in connection with any such borrowing and then in
   amounts not in excess of one-third of the value of
   the Fund's total assets at the time of such
   borrowing. The Fund will not purchase securities
   while its borrowings (including reverse repurchase
   agreements) in excess of 5% of its total assets are
   outstanding. Securities held in escrow or separate
   accounts in connection with the Fund's investment
   practices described in this SAI or in the
   prospectuses are not deemed to be pledged for
   purposes of this limitation.

Money Market Reserves may not:                             Its Successor Fund may not:
---------------------------------------------------------- ----------------------------------------------------------

6. Purchase any securities which would cause 25% or        6. Purchase any securities which would cause 25%
   more of the value of the Fund's total assets at the        or more of the value of its total assets at the time
   time of purchase to be invested in the securities of       of purchase to be invested in the securities of one
   one or more issuers conducting their principal             or more issuers conducting their principal
   business activities in the same industry, provided         business activities in the same industry, provided
   that (a) there is no limitation with respect to: (i)       that: (a) there is no limitation with respect to
   instruments issued or guaranteed by the United             obligations issued or guaranteed by the U.S.
   States, any state, territory or possession of the          Government, any state or territory of the United
   United States, the District of Columbia or any of          States, or any of their agencies, instrumentalities
   their authorities, agencies, instrumentalities or          or political subdivisions, and (b) notwithstanding
   political subdivisions, (ii) instruments issued by         this limitation or any other fundamental
   domestic branches of U.S. banks; and (iii)                 investment limitation, assets may be invested in
   repurchase agreements secured by the instruments           the securities of one or more management
   described in clauses (i) and (ii); (b) wholly-owned        investment copies to the extent permitted by the
   finance companies will be considered to be in the          1940 Act, the rules and regulations thereunder
   industries of their parents if their activities are        and any exemptive relief obtained by the Funds.
   primarily related to financing the activities of the
   parents; and (c) utilities will be divided according
   to their services; for example, gas, gas
   transmission, electric and gas, electric and
   telephone will each be considered a separate
   industry. In construing Investment Limitation 10 in
   accordance with SEC policy, to the extent
   permitted, U.S. branches of foreign banks will be
   considered to be U.S. banks where they are subject
   to the same regulation as U.S. banks.

Money Market Reserves may not:                                 Its Successor Fund may not:
-------------------------------------------------------------- --------------------------------------------------------
7. Purchase securities of any one issuer (other than           7. Purchase securities (except securities issued or
   securities issued or guaranteed by the U.S.                    guaranteed by the U.S. Government, its agencies
   Government, its agencies or instrumentalities or               or instrumentalities) of any one issuer if, as a
   certificates of deposit for any such securities) if,           result, more than 5% of its total assets will be
   immediately after such purchase, more than 15% of              invested in the securities of such issuer or it
   its total assets would be invested in certificates of          would own more than 10% of the voting
   deposit or bankers' acceptances of any one bank, or            securities of such issuer, except that (a) up to
   more than 5% of the value of the Fund's total assets           25% of its total assets may be invested without
   would be invested in other securities of any one bank          regard to these limitations and (b) a Fund's
   or in the securities of any other issuer, or more than         assets may be invested in the securities of one or
   10% of the issuer's outstanding voting securities              more management investment companies to the
   would be owned by the Fund; except that up to 25%              extent permitted by the 1940 Act, the rules and
   of the value of the Fund's total assets may be                 regulations thereunder and any exemptive relief
   invested without regard to the foregoing limitations.          obtained by the Funds.
   For purposes of this limitation, a security is
   considered to be issued by the entity (or entities)
   whose assets and revenues back the security. A
   guarantee of a security shall not be deemed to be a
   security issued by the guarantor when the value of all
   securities issued and guaranteed by the guarantor,
   and owned by the Fund, does not exceed 10% of the
   value of the Fund's total assets. In accordance with
   the current regulations of the SEC, the Fund intends
   to limit its investments in bankers' acceptances,
   certificates of deposit and other securities of any one
   bank to not more than 5% of the Fund's total assets
   at the time of purchase (rather than the 15%
   limitation set forth above), provided that the Fund
   may invest up to 25% of its total assets in the
   securities of any one issuer for a period of up to three
   business days. This practice, which is not a
   fundamental policy of the Fund, could be changed
   only in the event that such regulations of the SEC are
   amended in the future.

8. Purchase securities of companies for the purpose of         8. No corresponding fundamental investment
   exercising control.                                            policy
9. Acquire any other investment company or                     9. No corresponding fundamental investment
   investment company security except in connection               policy
   with a merger, consolidation, reorganization or
   acquisition of assets or where otherwise permitted
   by the 1940 Act.
10. Write or sell put options, call options, straddles,        10. No corresponding fundamental investment
    spreads, or any combination thereof, except for                policy
    transactions in options on securities, securities
    indices, futures contracts and options on futures
    contracts.
11. Purchase securities on margin, make short sales of         11. No corresponding fundamental investment
    securities or maintain a short position, except that           policy
    (a) this investment limitation shall not apply to the
    Fund's transactions in futures contracts and related
    options, and (b) the Fund may obtain short-term
    credit as may be necessary for the clearance of
    purchases and sales of portfolio securities.

California Tax-Exempt Reserves may not:                     Its Successor Fund may not:
----------------------------------------------------------- --------------------------------------------------------

1. Underwrite any issue of securities within the            1. Underwrite any issue of securities within the
   meaning of the 1933 Act, except when it might be            meaning of the 1933 Act except when it might
   technically deemed to be an underwriter either (a)          technically be deemed to be an underwriter
   in connection with the disposition of a portfolio           either (a) in connection with the disposition of a
   security, or (b) in connection with the purchase of         portfolio security, or (b) in connection with the
   securities directly from the issuer thereof in              purchase of securities directly from the issuer
   accordance with its investment objective.                   thereof in accordance with its investment
                                                               objective. This restriction shall not limit the
                                                               Fund's ability to invest in securities issued by
                                                               other registered investment companies.

2. Purchase or sell real estate, except a Fund may          2. Purchase or sell real estate, except a Fund may
   purchase securities of issuers which deal or invest         purchase securities of issuers which deal or
   in real estate and may purchase securities which are        invest in real estate and may purchase securities
   secured by real estate or interests in real estate.         which are secured by real estate or interests in
                                                               real estate.

3. Purchase or sell commodities, except that a Fund         3. Purchase or sell commodities, except that a Fund
   may, to the extent consistent with its investment           may to the extent consistent with its investment
   objective, invest in securities of companies that           objective, invest in securities of companies that
   purchase or sell commodities or which invest in             purchase or sell commodities or which invest in
   such programs, and purchase and sell options,               such programs, and purchase and sell options,
   forward contracts, future contracts and options on          forward contracts, futures contracts, and options
   future contracts. This limitation does not apply to         on futures contracts. This limitation does not
   foreign currency transactions including without             apply to foreign currency transactions including
   limitation forward currency contracts.                      without limitation forward currency contracts.

4. Make loans, except to the extent permitted by the        4. Make loans, except to the extent permitted by the
   1940 Act.                                                   1940 Act, the rules and regulations thereunder
                                                               and any exemptive relief obtained by the Funds.

5. Borrow money, issue senior securities or mortgage,       5. Borrow money or issue senior securities except
   pledge or hypothecate its assets except to the extent       to the extent permitted by the 1940 Act, the rules
   permitted under the 1940 Act.                               and regulations thereunder and any exemptive
                                                               relief obtained by the Funds.

California Tax-Exempt Reserves may not:                    Its Successor Fund may not:
---------------------------------------------------------- ----------------------------------------------------------

6. Purchase any securities which would cause 25% or        6. Purchase any securities which would cause 25%
   more of the value of its total assets at the time of       or more of the value of its total assets at the time
   purchase to be invested in the securities of one or        of purchase to be invested in the securities of one
   more issuers conducting their principal business           or more issuers conducting their principal
   activities in the same industry, provided that (a)         business activities in the same industry, provided
   there is no limitation with respect to obligations         that: (a) there is no limitation with respect to
   issued or guaranteed by the U.S. Government, any           obligations issued or guaranteed by the U.S.
   state or territory of the United States, or any of         Government, any state or territory of the United
   their agencies, instrumentalities or political             States, or any of their agencies, instrumentalities
   subdivisions, and (b) not withstanding this                or political subdivisions, and (b) notwithstanding
   limitation or any other fundamental investment             this limitation or any other fundamental
   limitation, assets may be invested in the securities       investment limitation, assets may be invested in
   of one or more diversified management investment           the securities of one or more management
   companies to the extent permitted by the 1940 Act.         investment copies to the extent permitted by the
   Notwithstanding the above limitation, there is no          1940 Act, the rules and regulations thereunder
   limitation with respect to investments by any of the       and any exemptive relief obtained by the Funds.
   Funds in repurchase agreements, domestic bank
   obligations and certain bank obligations considered
   to be issued by domestic banks purchase to
   regulations or pronouncements of the Securities
   and Exchange Commission or its staff.

7. Under normal circumstances, California Tax-             7. Under normal circumstances, California Tax-
   Exempt Reserves will invest at least 80% of its net        Exempt Reserves will invest at least 80% of its
   assets plus investment borrowings in securities that       net assets plus investment borrowings in
   pay interest exempt from federal income tax and            securities that pay interest exempt from federal
   California individual income tax.                          income tax and California individual income tax.

Emerging Markets Fund may not:                              Its Successor Fund may not:
----------------------------------------------------------- ----------------------------------------------------------

1. Underwrite any issue of securities within the            1. Underwrite any issue of securities within the
   meaning of the 1933 Act except when it might                meaning of the 1933 Act except when it might
   technically be deemed to be an underwriter either           technically be deemed to be an underwriter
   (a) in connection with the disposition of a portfolio       either (a) in connection with the disposition of a
   security, or (b) in connection with the purchase of         portfolio security, or (b) in connection with the
   securities directly from the issuer thereof in              purchase of securities directly from the issuer
   accordance with its investment objective. This              thereof in accordance with its investment
   restriction shall not limit the Fund's ability to           objective. This restriction shall not limit the
   invest in securities issued by other registered             Fund's ability to invest in securities issued by
   investment companies.                                       other registered investment companies.

2. Purchase or sell real estate, except a Fund may          2. Purchase or sell real estate, except a Fund may
   purchase securities of issuers which deal or invest         purchase securities of issuers which deal or
   in real estate and may purchase securities which are        invest in real estate and may purchase securities
   secured by real estate or interests in real estate.         which are secured by real estate or interests in
                                                               real estate.

3. Purchase or sell commodities, except that a Fund         3. Purchase or sell commodities, except that a Fund
   may to the extent consistent with its investment            may to the extent consistent with its investment
   objective, invest in securities of companies that           objective, invest in securities of companies that
   purchase or sell commodities or which invest in             purchase or sell commodities or which invest in
   such programs, and purchase and sell options,               such programs, and purchase and sell options,
   forward contracts, futures contracts, and options on        forward contracts, futures contracts, and options
   futures contracts. This limitation does not apply to        on futures contracts. This limitation does not
   foreign currency transactions including without             apply to foreign currency transactions including
   limitation forward currency contracts.                      without limitation forward currency contracts.

4. Make loans, except to the extent permitted by the        4. Make loans, except to the extent permitted by the
   1940 Act, the rules and regulations thereunder and          1940 Act, the rules and regulations thereunder
   any exemptive relief obtained by the Funds.                 and any exemptive relief obtained by the Funds.

5. Borrow money, issue senior securities or mortgage,       5. Borrow money or issue senior securities except
   pledge or hypothecate its assets except to the extent       to the extent permitted by the 1940 Act, the rules
   permitted by the 1940 Act, the rules and                    and regulations thereunder and any exemptive
   regulations thereunder and any exemptive relief             relief obtained by the Funds.
   obtained by the Funds.

6. Purchase any securities which would cause 25% or         6. Purchase any securities which would cause 25%
   more of the value of its total assets at the time of        or more of the value of its total assets at the time
   purchase to be invested in the securities of one or         of purchase to be invested in the securities of one
   more issuers conducting their principal business            or more issuers conducting their principal
   activities in the same industry, provided that: (a)         business activities in the same industry, provided
   there is no limitation with respect to obligations          that: (a) there is no limitation with respect to
   issued or guaranteed by the U.S. Government, any            obligations issued or guaranteed by the U.S.
   state or territory of the United States, or any of          Government, any state or territory of the United
   their agencies, instrumentalities or political              States, or any of their agencies, instrumentalities
   subdivisions, and (b) notwithstanding this                  or political subdivisions, and (b) notwithstanding
   limitation or any other fundamental investment              this limitation or any other fundamental
   limitation, assets may be invested in the securities        investment limitation, assets may be invested in
   of one or more management investment companies              the securities of one or more management
   to the extent permitted by the 1940 Act, the rules          investment copies to the extent permitted by the
   and regulations thereunder and any exemptive                1940 Act, the rules and regulations thereunder
   relief obtained by the Funds.                               and any exemptive relief obtained by the Funds.

Emerging Markets Fund may not:                              Its Successor Fund may not:
----------------------------------------------------------- --------------------------------------------------------

7. Purchase securities (except securities issued or         7. Purchase securities (except securities issued or
   guaranteed by the U.S. Government, its agencies or          guaranteed by the U.S. Government, its agencies
   instrumentalities) of any one issuer if, as a result,       or instrumentalities) of any one issuer if, as a
   more than 5% of its total assets will be invested in        result, more than 5% of its total assets will be
   the securities of such issuer or it would own more          invested in the securities of such issuer or it
   than 10% of the voting securities of such issuer,           would own more than 10% of the voting
   except that (a) up to 25% of its total assets may be        securities of such issuer, except that (a) up to
   invested without regard to these limitations and (b)        25% of its total assets may be invested without
   a Fund's assets may be invested in the securities of        regard to these limitations and (b) a Fund's
   one or more management investment companies to              assets may be invested in the securities of one or
   the extent permitted by the 1940 Act.                       more management investment companies to the
                                                               extent permitted by the 1940 Act, the rules and
                                                               regulations thereunder and any exemptive relief
                                                               obtained by the Funds.

                                   APPENDIX D
                              FORM OF PROXY BALLOT

Nations Funds                                 [Insert Fund Name Here]
101 South Tryon Street
33rd Floor                                Special Meeting of Shareholders
One Bank of America Plaza                  to be held on March 27, 2002
Charlotte, North Carolina  28255
                                      The undersigned hereby appoints Richard H.
                                      Blank, Jr., Michael Simons and Carolyn
                                      Wyse (the "Proxies"), and each of them,
                                      attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the fund to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on March 27, 2002, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

                                      THE UNDERSIGNED HEREBY ACKNOWLEDGES
                                      RECEIPT OF THE NOTICE OF SPECIAL MEETING
                                      OF SHAREHOLDERS OF THE FUND AND THE PROXY
                                      STATEMENT, DATED JANUARY 14, 2002.

                                      THIS PROXY IS SOLICITED ON BEHALF OF THE
                                      FUND'S BOARD. PLEASE MARK, SIGN, DATE AND
                                      RETURN THIS PROXY CARD PROMPTLY, EITHER BY
                                      THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY
                                      TELEPHONE OR BY INTERNET.

To vote by Telephone:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------

[Insert Fund Name Here]

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSAL BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.
              --------

Vote on Proposal

1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

                         FOR       AGAINST     ABSTAIN
                         |_|        |_|          |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                     -----------------------   --------
                     Signature                          Date

                     -----------------------   --------
                     Signature (Joint Owners)           Date


--------------------------------------------------------------------------------

PRX-4